Registration No.                   33-85182
                                                   811-8820

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        /X/

         Pre-Effective Amendment No.

         Post-Effective Amendment No.  3

                                      and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/

         Amendment No.  5

                         MARKMAN MULTIFUND TRUST

              (Exact Name of Registrant as Specified in Charter)

          6600 FRANCE AVENUE SOUTH, SUITE 565, EDINA, MINNESOTA 55435

                   (Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (612)920-4848

                           Robert J. Markman

                            Markman MultiFund Trust
                      6600 France Avenue South, Suite 565
                            EDINA, MINNESOTA 55435
                    (Name and Address of Agent for Service)

                       Copies of all correspondence to:
                             Harvey E. Bines, Esq.
                             Sullivan & Worcester
                            One Post Office Square
                          Boston, Massachusetts 02109

It is proposed that this filing will become effective:


/  /     immediately upon filing pursuant to Rule 485(b)

/  / on (      ) pursuant to Rule 485(b)
--

/ X/     60 days after filing pursuant to Rule 485(a)
--

/  / on (      ) pursuant to Rule 485(a)
--

         The Registrant has registered an indefinite number of shares under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. Registrant's Rule 24f-2 Notice for the fiscal year ended December 31, 1995 was filed with the Commission on February 23, 1996.

                            MARKMAN MULTIFUND TRUST

                             Cross Reference Sheet
                            Pursuant to Rule 481(a)
                       Under the Securities Act of 1933

PART A

                REGISTRATION STATEMENT             CAPTION IN
                CAPTION                            PROSPECTUS

ITEM NO.

1.              Cover Page                         Cover Page

2.              Synopsis                           Expense Information

3.              Condensed Financial                Financial Highlights;
                Information                        Other Information

4.              General Description                Cover Page; The Funds;
                of Registrant                      Investment Objectives;

                                                   Investment Policies and
                                                   Restrictions; How We
                                                   Invest; Risks and Other
                                                   Considerations; Other
                                                   Information; Appendix:
                                                   Ratings of Debt
                                                   Instruments

5.              Management of Fund                 The Funds; How We Invest;
                                                   Management of the Trust;
                                                   Other Information

6.              Capital Stock                      The Funds; Dividends,
                                                   Distributions and Taxes

7.              Purchase of Securities             How to Purchase Shares;
                Being Offered                      Management of the Trust;

                                                   The Distributor;
                                                   Shareholder Services

8.              Redemption or Repurchase           How to Redeem Shares;
                                                   Shareholder Services

9.              Pending Legal Proceedings          Inapplicable

PART B

                REGISTRATION STATEMENT              CAPTION IN STATEMENT
                CAPTION                             OF ADDITIONAL INFORMATION

ITEM NO.

10.             Cover Page                          Cover Page

11.             Table of Contents                   Cover Page; Table of
                                                    Contents

12.             General Information                 Inapplicable
                and History

13.             Investment Objectives               Investment Objectives and
                and Policies                        Policies; Investment
                                                    Restrictions

14.             Management of the Fund              Trustees and Officers

15.             Control Persons and                 Principal Security
                Principal Holders of                Holders; Description of
                Securities                          the Trust; Investment

                                                    Manager; Trustees and
                                                    Officers

16.             Investment Advisory and             Investment Manager;
                Other Services                      Custodian; Transfer Agent

                                                    and Dividend Paying
                                                    Agent; How to Purchase
                                                    Shares (Prospectus);
                                                    Performance Information

17.             Brokerage Allocation and            Portfolio Transactions
                Other Practices

18.             Capital Stock and Other             Description of the Trust
                Securities

19.             Purchase, Redemption and            How to Purchase Shares
                Pricing of Securities               (Prospectus); Shareholder
                Being Offered                       Services (Prospectus); The

                                                    Distributor (Prospectus);
                                                    Distributor; Redemption of
                                                    Shares; Special Redemptions

20.             Tax Status                          Dividends, Distributions
                                                    and Taxation (Prospectus)

21.             Calculations of                     Performance Information
                Performance Data

22.             Financial Statements                Financial Statements

PART C

         The information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of the Registration Statement.

PROSPECTUS,           , 1997


TABLE OF CONTENTS
Expense Information............................................
Financial Highlights...........................................
The Funds......................................................
Investments Objectives.........................................
Risks and Other Considerations.................................
How We Invest..................................................
Investment Policies and Restrictions...........................
Management of the Trust........................................

The Distributor................................................

Determination of Net Asset Value...............................
How to Purchase Shares.........................................
Shareholder Services...........................................
How to Redeem Shares...........................................
Dividends, Distributions and Taxes.............................
Other Information..............................................
Auditors.......................................................
Legal Counsel..................................................
Appendix: Ratings of Debt Instruments..........................




Investment Adviser
Markman Capital Management, Inc.
6600 France Avenue South, Suite 565
Minneapolis, MN 55435
Toll-free: 1-800-395-4848
Telephone: (612) 920-4848


Distributor
Markman Securities, Inc.
6600 France Avenue South, Suite 565
Minneapolis, MN 55435
Toll-free: 1-800-395-4848
Telephone: (612) 920-4848


Shareholder Services
c/o MGF Service Corporation
312 Walnut Street, 21st Floor
Cincinnati, OH 45202-3874
Toll-free: 1-800-707-2771
Telephone: (513) 629-2070

Markman MultiFund Trust (the "Trust") is an open-end non-diversified management investment company. It consists of three separate series portfolios. We refer to each portfolio in this prospectus as a "Fund" and the three together as the "Funds." "We" are Markman Capital Management, Inc. We manage each Fund separately. Each Fund has its own investment objectives and strategies designed to meet different investment goals. The Funds seek to achieve their investment objectives by investing in shares of other open-end investment companies. The Funds, as well as the other open-end investment companies in which they invest, are commonly called "mutual funds." This strategy results in greater expenses than you would incur if you invested directly in mutual funds. See "Risks and Other Considerations."

The Markman Aggressive Growth Fund seeks capital appreciation without regard to current income. The Markman Moderate Growth Fund seeks growth of capital and a reasonable level of current income. The Markman Conservative Growth Fund seeks to provide current income and low to moderate growth of capital.

EACH FUND MAY INVEST IN MUTUAL FUNDS WHOSE ASSETS MAY CONSIST OF LOWER-RATED AND NONRATED BONDS, COMMONLY KNOWN AS "JUNK BONDS", THAT ENTAIL GREATER RISKS, INCLUDING DEFAULT RISKS, THAN THOSE FOUND IN HIGHER RATED SECURITIES. YOU SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE INVESTING. THE TOTAL PERCENTAGE OF ASSETS THAT MAY BE INVESTED IN BELOW INVESTMENT GRADE BONDS BY A FUND AT ANY ONE TIME IS UNCERTAIN; HOWEVER, IT IS EXPECTED THAT THE HIGHEST PERCENTAGE OF EACH FUND'S ASSETS TO BE INVESTED IN BELOW INVESTMENT GRADE BONDS AT ANY ONE TIME IS 15%. SEE "INVESTMENT OBJECTIVES" AT PAGE 4 AND "HIGH YIELD SECURITIES AND THEIR RISKS" AT PAGE 12.

The Funds are no load funds. They sell and redeem their shares at net asset value. There are no sales loads or commissions imposed upon the purchase of Fund shares or any fees imposed upon redemption. The Funds do not charge 12b-1 fees or deferred sales charges. The Funds may, however, invest in shares of mutual funds that normally charge sales loads and/or pay their own 12b-1 distribution expenses. The Funds will not pay a sales load to buy these underlying funds. Instead the Funds will use available quantity discounts or waivers to avoid paying a sales load. The Trust will close to new investors when net assets of the three Funds together reach $500 million. If you are a shareholder of the Funds at the time the Funds close to new investors, you can continue to make new investments in your previously established Fund accounts.

Markman Capital Management, Inc. specializes in the construction and management of no-load mutual fund portfolios for our clients. As of the date of this Prospectus, we provide investment management services to over 400 client accounts and have assets under management in excess of $350 million.

Markman Securities, Inc., (the "Distributor"), a wholly-owned subsidiary of Markman Capital Management, Inc., serves as each Fund's distributor based on an Underwriting Agreement between the Trust on behalf of each Fund and the Distributor. Each Fund's shares are sold continuously by the Distributor as agent. The Distributor is not, however, obligated to sell any particular amount of shares.

This Prospectus contains information about the Funds that you should consider before investing. Please read the Prospectus care-fully and retain it for future reference. A Statement of Additional Information dated April 15, 1996 has been filed with the Securities and Exchange Commission (the "SEC"). The Statement of Addi-tional Information contains additional information about the Funds and is hereby incorporated by reference into this Prospectus. The Statement of Additional
Information is available without charge and can be obtained by writing or telephoning the Funds at the address and telephone number shown above.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE INFORMATION

Shareholder Transaction Expenses

Sales Load Imposed on Purchases                               None
Sales Load Imposed on Reinvested Dividends                    None
Deferred Sales Load                                           None
Exchange Fee                                                  None
Redemption Fee                                                None1

1. A wire transfer fee is charged by the Funds' Custodian in the case of redemptions made by wire.
Such fee is subject to change and is currently $8.00. See "How to Redeem Shares," page 22.


ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)

                                            Conservative     Moderate         Aggressive
                                            Growth Fund      Growth Fund      Growth
Fund

Management Fees*                            0.95%             0.95%             0.95%
12b-1 Fees**                                None              None              None
Other Expenses***                           0.00%             0.00%             0.00%
Total Fund                                  0.95%             0.95%             0.95%
Operating Expenses

EXAMPLE-- You would pay the following expenses on a $1,000 investment,





assuming

(1) 5% annual return and (2) redemption at the end of each time period:

                                            1 Year   3 Years   5 Years 10 Years
Conservative Growth Fund                    $10      $30      $53      $117
Moderate Growth Fund                        $10      $30      $53      $117
Aggressive Growth Fund                      $10      $30      $53      $117

The purpose of the above tables is to help you understand the various costs and expenses that you will bear.


* We will voluntarily waive each Fund's fees and expenses to the extent necessary to keep total Fund operating expenses no greater than 0.95%. Unlike most other mutual funds, the management fees paid by the Funds include transfer agency, pricing, custodial, auditing, legal services, and general administrative and other operating expenses. Management fees paid by the Funds do not include brokerage commissions, taxes, interest, fees and expenses of non-interested Trustees or extraordinary expenses. However, as long as the rivers flow, the grasses grow, and the winds blow, forever and evermore, the Advisor will waive its advisory fees to the extent necessary to limit each Fund's total expenses to .95% per annum of its average daily net assets.


** Although the Funds do not directly impose 12b-1 fees, the underlying funds in which the Funds invest may impose 12b-1 or service fees. Such 12b-1 and/or service fees will be paid by an underlying fund imposing such fees to the Distributor. The Distributor will, in tturn, after payment of its expenses, reimburse a portion of any such 12b-1 or service fees received from an underlying fund to the Fund invested in shares of such underlying fund. Such payments will be made on the timetable and in accordance with the discussion herein under the caption "The Distributor."


** Does not include fees and expenses of the non-interested Trustees. Markman Capital Management, Inc. is contractually required to reduce its management fee in an amount equal to each Fund's allocable portion of such fees and expenses which, during the fiscal year ended December 31, 1996, amounted to .__, .__%, and .__% of the average daily net assets of the Conservative Growth Fund, the Moderate Growth Fund, and the Aggressive Growth Fund, respectively. See "Management of the Trust -- the Adviser."

FINANCIAL HIGHLIGHTS



Per Share Data for a Share Outstanding Throughout The Indicated Periods

                                                     Conservative              Moderate                   Aggressive
                                                     Growth Fund               Growth Fund                Growth Fund
                                                     1/26/95-  1/1/96-         1/26/95-  1/1/96-          1/26/95- 1/1/96-
                                                     12/31/95  12/31/96        12/31/95  12/31/96         12/31/95  12/31/96

Net asset value at beginning of period               $10.00    $10.97          $ 10.00   $11.31           $10.00   $11.79
Income from investment operations:
         Net investment income                       0.19       0.xx              0.06     0.xx             0.01     0.xx
         Net realized and unrealized gains
            on investments                           1.61                         2.39                      3.11
Total from investment operations                     1.80                         2.45                      3.12
Less distributions:

  Dividends from net investment income              (0.19)                       (0.06)                    (0.01)
  Distributions in excess of net investment
    income                                          (0.04)                       (0.24)                    (0.23)
  Distributions from net realized gains             (0.60)                       (0.84)                    (1.09)

Total distributions                                 (0.83)                       (1.14)                    (1.33)
Net asset value at end of period                  $ 10.97    $ __.             $ 11.31   $ __.            $ 11.79    $ __.

Total return                                        18.00%                       24.50%                     31.21%
Net assets at end of period (000's)               $ 9,852                      $ 38,988                   $ 42,325
Ratio of expenses to average net assets              0.95%(B)                     0.95%(B)                   0.95%(B)
Ratio of net investment income to average
   net assets                                        3.02%(B)                     0.77%(B)                   0.15%(B)
Portfolio turnover rate                            176%       ___%              141%      ___%              204%       ___%


         (A) Represents the period from the initial public offering of shares (January 26, 1995) through December 31, 1996. No income was earned or expenses incurred from the date the initial shares were purchased by the Adviser through the date of the public offering.

         (B)      Annualized.


THE FUNDS

Markman MultiFund Trust (the "Trust") was organized as a Massachusetts business trust on September 7, 1994. It is registered as an open-end non-diversified management investment company under the Investment Company Act of 1940 (the "1940 Act"). The Trust is a non-diversified investment company (and each Fund will be treated as a non-diversified investment company) for purposes of the 1940 Act because it wishes to retain the flexibility to invest in a limited number of mutual funds. Many of the funds in which the Funds invest, however, will themselves be diversified investment companies. The Funds intend to qualify as diversified investment companies for purposes of Subchapter M of the Internal Revenue Code. The Trust currently consists of three separate series portfolios. Each is known as a Fund. Together they are known as the Funds. We manage each Fund separately. Each Fund has its own investment objectives and strategies designed to meet different investment goals. Investment in shares of one or more of the Funds of the Trust involves risks. There can be no assurance that a Fund's investment objective will be achieved.

INVESTMENT OBJECTIVES

Each Fund seeks to achieve its investment objective by investing in a portfolio of other open-end investment companies. These are commonly known as "mutual funds." (The mutual funds in which the Funds may invest are referred to in this prospectus as the "underlying funds.") A Fund may invest up to 25% of its total assets in any one underlying fund. When we believe market conditions justify a defensive strategy, a Fund may invest up to 100% of its assets in money market mutual funds. A Fund will, under normal market conditions, maintain its assets invested in a number of underlying funds. Each Fund may invest in identical types of mutual funds. While each Fund may invest in shares of the same mutual funds, the percentage of each Fund's assets so invested will vary depending upon the investment objective of each Fund. Based on our asset allocation analysis and selection of the funds we consider most suitable to effect our asset allocation decisions, we determine a mix of asset classes and funds appropriate for each Fund. To a certain extent, we manage the risk to which the Funds are exposed by varying the concentration of asset classes in Fund portfolios. (See "How We Invest" at page 14.) The Funds expect to be fully invested in underlying mutual funds at all times. To provide liquidity as well as to assist in achieving the Funds' investment objective, each Fund may invest in money market mutual funds.

A Fund may not purchase shares of any closed-end investment company or of any investment company that is not registered with the SEC. Each Fund's investment objective is non-fundamental and may be changed by the Trustees of the Trust without approval by the shareholders of that Fund. You would be notified in writing at least 30 days before a change in the investment objective of a Fund. If there is a change in investment objective, you should consider whether the particular Fund remains an appropriate investment in light of your then current financial position and needs.

MARKMAN AGGRESSIVE GROWTH FUND

The investment objective of the Markman Aggressive Growth Fund is capital appreciation without regard to current income. Under normal market conditions, at least 65% of the assets of the Aggressive Growth Fund will be invested in mutual funds that invest primarily in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debt securities with warrants attached and debt securities entitling the fund to purchase common stock when the principal amount of the debt securities can be used at face value to exercise the warrants). The allocation of the assets of the Aggressive Growth Fund among the underlying funds is expected to result in the Fund incurring more risk than the Markman Moderate Growth Fund which, in turn, can be expected to incur more risk than the Markman Conservative Growth Fund.

MARKMAN MODERATE GROWTH Fund

The investment objective of the Markman Moderate Growth Fund is to provide growth of capital and a reasonable level of current income. The mutual funds in the Moderate Growth Fund will invest in common stocks, preferred stocks, bonds and other fixed-income securities (including convertible preferred stock, convertible debt securities with warrants attached and debt securities entitling the fund to purchase common stock when the principal amount of the debt securities can be used at face value to exercise the warrants).

MARKMAN CONSERVATIVE GROWTH Fund

The investment objective of the Markman Conservative Growth Fund is to provide current income and low to moderate growth of capital. The mutual funds in the Conservative Growth Fund will invest in common stocks, preferred stocks, bonds and other fixed-income securities (including convertible preferred stock, convertible debt securities with warrants attached and debt securities entitling the fund to purchase common stock when the principal amount of the debt securities can be used at face value to exercise the warrants).

All Funds

Each Fund may also invest in mutual funds, which invest primarily in long or short-term bonds and various other types of fixed income securities (such as securities issued or guaranteed or insured by the U.S. Government, its agencies or instrumentalities, commercial paper, preferred stock and convertible debentures) whenever we believe that such mutual funds offer a potential for capital appreciation. These mutual funds may invest in investment grade bonds (bonds rated in the four highest ratings categories by Standard & Poor's Corporation ("S&P") (AAA, AA, A and BBB) or Moody's Investors Services, Inc. ("Moody's") (Aaa, Aa, A and Baa)) or in bonds that are not considered investment grade (bonds rated Ba or below by Moody's or BB or below by S&P). In general, the current value of bonds varies inversely with changes in prevailing interest rates. If interest rates increase after a bond is purchased, the value of that security will normally decline. If prevailing interest rates decrease after a bond is purchased, however, its market price will normally rise. Non-investment grade bonds are higher yielding, high risk securities commonly known as "junk bonds." Underlying funds may have the ability to invest in debt securities rated as low as D. For a description of ratings of debt securities, see the Appendix to this Prospectus.

The underlying funds may also invest in money market funds, money market or short-term debt instruments as a temporary defensive strategy. The underlying funds may actively trade their portfolios, resulting in higher brokerage commissions and increased realization of taxable capital gains. They may invest up to 100% of their assets in the securities of foreign issuers and engage in foreign currency transactions with respect to such investments. They may invest in companies whose securities are subject to more volatile investments. They may invest up to 15% of their net assets in restricted or illiquid securities. They may invest up to 5% of their assets in warrants. They may lend their portfolio securities, sell securities short, borrow money, or write or purchase put or call options on securities or stock indices. They may invest up to 25% of their assets in one security. They may invest up to 100% of their assets in master demand notes. They may invest in long or short-term corporate bonds and other fixed income securities (such as U. S. Government securities, commercial paper, preferred stock, convertible preferred stock and convertible debentures). They may enter into futures contracts and options on futures contracts.

RISKS AND OTHER CONSIDERATIONS Each Fund will concentrate its investments in the shares of mutual funds. Mutual funds pool the investments of many investors and use professional management to select and purchase securities of different issuers for their portfolios. Some mutual funds invest in particular types of securities (i.e. equity or debt), some concentrate in certain industries, and others may invest in a variety of securities to achieve a particular type of return or tax result. The underlying funds are, like the Funds, "open-end" funds and, as such, stand ready to redeem their shares. Any investment in a mutual fund involves risk. Even though the Funds may invest in a number of mutual funds, this investment strategy cannot eliminate investment risk. Investing in mutual funds through a Fund involves additional and duplicative expenses and certain tax results that would not be present if you were to make a direct investment in the underlying funds. See "Expense Information" and "Dividends, Distributions and Taxes." As a non-diversified investment company, a Fund may devote a larger portion of its assets to securities of a single issuer than it could if it were diversified. Nevertheless, a Fund, together with the other Funds and any "affiliated persons" (as such term is defined in the 1940 Act) may purchase only up to 3% of the total outstanding securities of an underlying mutual fund. Accordingly, when affiliated persons of Markman Capital Management, Inc. hold shares of any of the underlying funds, each Fund's ability to invest fully in shares of such mutual funds is restricted, and we must then, in some instances, select alternative investments for the Fund that would not have been our first investment choice.

The 1940 Act also provides that a mutual fund whose shares are purchased by a Fund is obliged to redeem shares held by the Fund only in an amount up to 1% of the underlying mutual fund's outstanding securities during any period of less than 30 days. Accordingly, shares held by a Fund in excess of 1% of an underlying mutual fund's outstanding securities will be considered not readily marketable securities that, together with other such securities, may not exceed 15% of that Fund's assets. See "Investment Policies and Restrictions." These limitations are not fundamental and may therefore be changed by the Board of Trustees of the

Trust without shareholder approval. Under certain circumstances an underlying fund may determine to make payment of a redemption by a Fund (wholly or in part) by a distribution in kind of securities from its portfolio, instead of in cash. As a result, a Fund may hold securities distributed by an underlying fund until such time as we determine it appropriate to dispose of such securities. Such disposition will impose additional costs on the Fund.

In the case of an issuer that concentrates in a particular industry or industry group, events may occur that impact that industry or industry group more significantly than the stock market as a whole. Accordingly, an investment in a non-diversified investment com-pany can normally be expected to have greater fluctuations in value than an investment in a fund that includes a broader range of investments. Although each Fund is non-diversified, to the extent it invests in diversified investment companies that do not have a policy of concentration, the impact of conditions affecting an industry or industry group will be decreased.

Investment decisions by the investment advisers of the underlying funds are made independently of the Funds and us. At any particular time, one underlying fund may be purchasing shares of an issuer whose shares are being sold by another underlying fund. As a result, a Fund would incur indirectly certain transaction costs without accomplishing any investment purpose. Each Fund limits its investments in underlying funds to mutual funds whose shares a Fund may purchase without the imposition of a sales load.


Each Fund may purchase shares of underlying funds which charge a redemption fee. A redemption fee is a fee imposed by an underlying fund upon shareholders (such as a Fund) redeeming shares of such fund within a certain period of time (such as one year). The fee is payable to the underlying fund. Accordingly, if a Fund were to invest in an underlying fund and, as a result of redeeming shares in such underlying fund, incur a redemption fee, the redeeming Fund would bear such redemption fee. The underlying funds may incur distribution expenses in the form of "Rule 12b-1 fees." In the event a Fund purchases shares of an underlying fund that imposes 12b-1 or service fees, such 12b-1 or service fees may be paid by such underlying funds to the Distributor. The Distributor, in turn, will, after payment of its expenses, reimburse to the Funds a portion of the excess 12b-1 or service fees received from the underlying funds. For a description of such arrangements, please see the discussion under the caption "The Distributor."

The Funds will not, however, invest in shares of a mutual fund that is sold with a contingent deferred sales load. You could invest directly in the underlying funds. By investing in mutual funds indirectly through the Funds, you bear not only your proportionate share of the expenses of the Funds (including operating costs and investment advisory and administrative fees) but also, indirectly, similar expenses of the underlying funds. You may indirectly bear expenses paid by underlying funds related to the distribution of such mutual funds' shares. As a result of the Funds' policies of investing in other mutual funds, you may receive taxable capital gains distributions to a greater extent than would be the case if you invested directly in the underlying funds. See "Dividends, Distributions and Taxes."

DESCRIPTION OF THE TYPES OF SECURITIES THAT MAY BE ACQUIRED BY UNDERLYING FUNDS AND THE VARIOUS INVESTMENT TECHNIQUES SUCH MUTUAL FUNDS MAY EMPLOY

THE RISKS ASSOCIATED WITH THESE INVESTMENTS ARE DESCRIBED HERE AND IN THE STATEMENT OF ADDITIONAL INFORMATION.

Foreign Securities

An underlying fund may invest up to 100% of its assets in securities of foreign issuers. Investments in foreign securities involve special risks and considerations that are not present when a Fund invests in domestic securities.

Exchange Rates

Since an underlying fund may purchase securities denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of the underlying fund's (and accordingly a Fund's) assets from the perspective of U.S. investors. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to you by a mutual fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The underlying fund may seek to protect itself against the adverse effects of currency exchange rate fluctuations by entering into currency-forward, futures or options contracts. Hedging transactions will not, however, always be fully effective in protecting against adverse exchange rate fluctuations. Furthermore, hedging transactions involve transaction costs and the risk that the underlying fund will lose money, either because exchange rates move in an unexpected direction, because another party to a hedging contract defaults, or for other reasons.

Exchange Controls

The value of foreign investments and the investment income derived from them may also be affected (either favorably or unfavorably) by exchange control regulations. Although it is expected that underlying funds will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there is no assurance that currency controls will not be imposed after the time of investment. In addition, the value of foreign fixed-income investments will fluctuate in response to changes in U.S. and foreign interest rates.

Limitations of Foreign Markets

There is often less information publicly available about a foreign issuer than about a U.S. issuer. Foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions, custodial expenses, and other fees are also generally higher than for securities traded in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of an underlying fund's assets held abroad) and expenses not present in the settlement of domestic investments. A delay in settlement could hinder the ability of an underlying fund to take advantage of changing market conditions, with a possible adverse effect on net asset value. There may also be difficulties in enforcing legal rights outside the United States.

Foreign Laws, Regulations and Economies

There may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of an underlying fund's investments in certain foreign countries. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit an underlying fund's ability to invest in securities of certain issuers located in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, inflation rate, capital reinvestment, resource self-sufficiency and balance of payment positions.

Foreign Tax Considerations

Income received by an underlying fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Any such taxes paid by an underlying fund will reduce the net income of the underlying fund available for distribution to the Funds. Special tax considerations apply to foreign securities.

Emerging Markets

Risks may be intensified in the case of investments by an underlying fund in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in more developed nations, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements. Debt obligations of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Calculation of Net Asset Value

The underlying funds will generally calculate their net asset values and complete orders to purchase, exchange or redeem shares only on a Monday through Friday basis (excluding holidays on which the NYSE is closed). Foreign securities in which the underlying funds may invest may be listed primarily on foreign stock exchanges that may trade on other days (i.e., Saturday). Accordingly, the net asset value of an underlying fund's portfolio may be significantly affected by such trading on days when Markman Capital does not have access to the underlying funds and you do not have access to the Funds.

Foreign Currency Transactions

An underlying fund may enter into forward contracts to purchase or sell an agreed-upon amount of a specific currency at a future date that may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Under such an arrangement, a fund would, at the time it enters into a contract to acquire a foreign security for a specified amount of currency, purchase with U.S. dollars the required amount of foreign currency for delivery at the settlement date of the purchase; the underlying fund would enter into similar forward currency transactions in connection with the sale of foreign securities. The effect of such transactions would be to fix a U.S. dollar price for the security to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the particular foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received (usually 3 to 14 days). These contracts are traded in the interbank market between currency traders (usually large commercial banks) and their customers. A forward contract usually has no deposit requirement and no commissions are charged for trades. While forward contracts tend to minimize the risk of loss due to a decline in the value of the currency involved, they also tend to limit any potential gain that might result if the value of such currency were to increase during the contract period.

Repurchase Agreements

An underlying fund may enter into repurchase agreements with banks and broker-dealers under which it acquires securities, subject to an agreement with the seller to repurchase the securities at an agreed-upon time and an agreed-upon price. Repurchase agreements involve certain risks, such as default by, or insolvency of, the other party to the repurchase agreement. An underlying fund's right to liquidate its collateral in the event of a default could involve certain costs, losses or delays. To the extent that proceeds from any sale upon default of the obligation to repurchase are less than the repurchase price, the underlying fund could suffer a loss. Income from repurchase agreements is taxable when distributed to fund shareholders.

Illiquid and Restricted Securities

An underlying fund may invest up to 15% of its net assets in securities for which there is no readily available market ("illiquid securities"). This figure includes securities whose disposition would be subject to legal restrictions ("restricted securities") and repurchase agreements having more than seven days to maturity. Illiquid and restricted securities often have a market value lower than the market price of unrestricted securities of the same issuer and are not readily marketable without some time delay. This could result in the underlying fund being unable to realize a favorable price upon disposition of such securities, and in some cases might make disposition of such securities at the time desired by the mutual fund impossible.

Loans of Portfolio Securities

An underlying fund may lend its portfolio securities as long as: (1) the loan is continuously secured by collateral consisting of U.S. Government securities or cash or cash equivalents maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned;
(2) the underlying fund may at any time call the loan and obtain the securities loaned; (3) the underlying fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of the securities loaned will not at any time exceed one-third of the total assets of the underlying fund. Lending portfolio securities involves risk of delay in the recovery of the loaned securities and in some cases, the loss of rights in the collateral if the borrower fails.

Short Sales

An underlying fund may sell securities short. In a short sale the underlying fund sells stock it does not own and makes delivery with securities "borrowed" from a broker. The underlying fund then becomes obligated to replace the security borrowed by purchasing it at the market-price at the time of replacement. This price may be more or less than the price at which the security was sold by the underlying fund. Until the security is replaced, the underlying fund is obligated to pay to the lender any dividends or interest accruing during the period of the loan. In order to borrow the security, the underlying fund may be required to pay a premium that would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to met bargain requirements, until the short position is closed out.

When it engages in short sales, an underlying fund must also deposit in a segregated account an amount of cash or U.S. government securities equal to the difference between (1) the market value of the securities sold short at the time they were sold short and (2) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the underlying fund must maintain daily the segregated account at such a level that (1) the amount deposited in the account plus the amount deposited with the broker as collateral equals the current market value of the securities sold short, and
(2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short. Depending upon market conditions, up to 80% of the value of an underlying fund's net assets may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to a segregated account in connection with short sales. An underlying fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the underlying fund replaces the borrowed security. The underlying fund will realize a gain if the security declines in price between such dates. The amount of any gain will be decreased and the amount of any loss increased by the amount of any premium, dividends or interest the underlying fund may be required to pay in connection with a short sale.

Short Sales "Against the Box"

A short sale is "against the box" if at all times when the short position is open the underlying fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. Such a transaction serves to defer a gain or loss for Federal income tax purposes.

Industry Concentration

An underlying fund may concentrate its investments within one industry. Since the investment alternatives within an industry are limited, the value of the shares of such a fund may be subject to greater market fluctuation than an investment in a fund that invests in a broader range of securities.

Master Demand Notes

An underlying fund (particularly an underlying money market fund) may invest up to 100% of its assets in master demand notes. These are unsecured obligations of U.S. corporations redeemable upon notice that permit investment by a mutual fund of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the mutual fund and the issuing corporation. Because master demand notes are direct arrangements between the mutual fund and the issuing corporation, there is no secondary market for the notes. The notes are, however, redeemable at face value plus accrued interest at any time.

Options

An underlying fund may write (sell) listed call options ("calls") if the calls are covered through the life of the option. A call is covered if the underlying fund owns the optioned securities. When an underlying fund writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period (usually not more than nine months in the case of common stock) at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the underlying fund will forgo any gain from an increase in the market price of the underlying security over the exercise price.

An underlying fund may purchase a call on securities to effect a "closing purchase transaction." This is the purchase of a call covering the same underlying security and having the same exercise price and expiration date as a call previously written by the fund on which it wishes to terminate its obligation. If the fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call previously written by the fund expires (or until the call is exercised and the fund delivers the underlying security).

An underlying fund may write and purchase put options ("puts"). When a fund writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the underlying fund at the exercise price at any time during the option period. When an underlying fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. An underlying fund also may purchase stock index puts, which differ from puts on individual securities in that they are settled in cash based upon values of the securities in the underlying index rather than by delivery of the underlying securities. Purchase of a stock index put is designed to protect against a decline in the value of the portfolio generally rather than an individual security in the portfolio. If any put is not exercised or sold, it will become worthless on its expiration date.

A mutual fund's option positions may be closed out only on an exchange which provides a secondary market for options of the same series, but there can be no assurance that a liquid secondary market will exist at any given time for any particular option. In this regard, trading in options on certain securities (such as U.S. Government securities) is relatively new so that it is impossible to predict to what extent liquid markets will develop or continue.

A custodian, or a securities depository acting for it, generally acts as escrow agent for the securities upon which the underlying fund has written puts or calls, or as to other securities acceptable for such escrow so that no margin deposit is required of the underlying fund. Until the underlying securities are released from escrow, they cannot be sold by the fund.

In the event of a shortage of the underlying securities deliverable in the exercise of an option,the Options Clearing Corporation has the authority to permit other generally comparable securities to be delivered in fulfillment of option exercise obligations. If the Options Clearing Corporation exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the Options Clearing Corporation may impose special exercise settlement procedures.

Options Trading Markets

Options in which the underlying funds will invest are generally listed on Exchanges. Exchanges on which such options currently are traded are the Chicago Board Options Exchange and the American, New York, Pacific, and Philadelphia Stock Exchanges. Options on some securities may not, however, be listed on any Exchange but traded in the over-the-counter market. Options traded in the over-the-counter market involve the additional risk that securities dealers participating in such transactions would fail to meet their obligations to the fund. The use of options traded in the over-the-counter market may be subject to limitations imposed by certain state securities authorities. In addition to the limits on the use of options discussed herein, a mutual fund is subject to the investment restrictions described in its prospectus and the statement of additional information.

The staff of the SEC currently is of the view that the premiums that a mutual fund pays for the purchase of unlisted options, and the value of securities used to cover unlisted options written by the underlying fund, are considered to be invested in illiquid securities or assets for the purpose of calculating whether a mutual fund is in compliance with its fundamental investment restriction prohibiting it from investing more than 15% (or, in many cases, 10%) of its total assets (taken at current value) in any combination of illiquid assets and securities.

Futures Contracts

An underlying fund may enter into futures contracts for the purchase or sale of debt securities and stock indexes. A futures contract is an agreement between two parties to buy and sell a security or an index for a set price on a future date. Futures contracts are traded on designated "contract markets" which, through their clearing corporations, guarantee performance of the contracts.

A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near such date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade (known as "contract markets") approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant contract market.

Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. On the other hand, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. The closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

An underlying fund may sell financial futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the securities held by an underlying fund will fall, thus reducing its net asset value. This interest rate risk may be reduced without the use of futures as a hedge by selling such securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and brokerage commissions and would typically reduce the fund's average yield as a result of the shortening of maturities.

The sale of financial futures contracts serves as a means of hedging against rising interest rates. As interest rates increase, the value of an underlying fund's short position in the futures contracts will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of the fund's investments being hedged. While an underlying fund will incur commission expenses in selling and closing out futures positions (by taking an opposite position in the futures contract), commissions on futures transactions tend to be lower than transaction costs incurred in the purchase and sale of portfolio securities.

An underlying fund may purchase interest rate futures contracts in anticipation of a decline in interest rates when it is not fully invested. As such purchases are made, an underlying fund would probably expect that an equivalent amount of futures contracts will be closed out.

Unlike when an underlying fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract. Upon entering into a contract, the underlying fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government securities.

This is known as "initial margin." Initial margin is similar to a performance bond or good faith deposit which is returned to an underlying fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin" or "maintenance margin", to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable. This is known as "marking to the market."

An underlying fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a hedge position then currently held by the fund. The underlying fund may close its positions by taking opposite positions that will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the underlying fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

A stock index futures contract may be used to hedge an underlying fund's portfolio with regard to market risk as distinguished from risk related to a specific security. A stock index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

In the event of an imperfect correlation between the futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. Further, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the fund than if it had not entered into futures contracts on debt securities or stock indexes.

The market prices of futures contracts may also be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, you may close futures contracts through offsetting transactions, which could distort the normal relationship between the securities and futures markets. Second, the deposit requirements in the futures market are less stringent than margin requirements in the securities market. Accordingly, increased participation by speculators in the futures market may also cause temporary price distortions.

Positions in futures contracts may be closed out only on an exchange or board of trade providing a secondary market for such futures. There is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time.

In order to assure that mutual funds have sufficient assets to satisfy their obligations under their futures contracts, the underlying funds are required to establish segregated accounts with their custodians. Such segregated accounts are required to contain an amount of cash, U.S. Government securities and other liquid, high-grade debt securities equal in value to the current value of the underlying instrument less the margin deposit.

The risk to an underlying fund from investing in futures is potentially unlimited. Gains and losses on investments in options and futures depend upon the underlying fund's investment adviser's ability to predict correctly the direction of stock prices, interest rates and other economic factors.

Options on Futures Contracts

An underlying fund may also purchase and sell listed put and call options on futures contracts. An option on a futures contract gives the purchaser the right in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The underlying fund may also purchase put options on futures contracts in lieu of, and for the same purpose as, a sale of a futures contract. An underlying fund may also purchase such put options in order to hedge a long position in the underlying futures contract in the same manner as it purchases "protective puts" on securities.

The holder of an option may terminate the position by selling an option of the same series. There is, however, no guarantee that such a closing transaction can be effected. An underlying fund is required to deposit initial and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those applicable to futures contracts described above and, in addition, net option premiums received will be included as initial margin deposits.

In addition to the risks which apply to all options transactions, there are several risks relating to options on futures contracts. The ability to establish and close out positions on such options is subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. In comparison with the use of futures contracts, the purchase of options on futures contracts involves less potential risk to a fund because the maximum amount of risk is the premium paid for the option (plus transaction costs). There may, however, be circumstances when the use of an option on a futures contract would result in a loss to an underlying fund when the use of a futures contract would not, such as when there is no movement in the prices of the underlying securities. Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts, as described above.

Hedging

An underlying fund may employ many of the investment techniques described for investment and hedging purposes. For example, an underlying fund may purchase or sell put and call options on common stocks to hedge against movements in individual common stock prices, or purchase and sell stock index futures and related options to hedge against market wide movements in common stock prices. Although such hedging techniques generally tend to minimize the risk of loss that is hedged against, they also may limit the potential gain that might have resulted had the hedging transaction not occurred. Also, the desired protection generally resulting from hedging transactions may not always be achieved.

Warrants

An underlying fund may invest in warrants. Warrants are options to purchase equity securities at specific prices valid for a specified period of time. The prices do not necessarily move in parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it becomes worthless and the mutual fund loses the purchase price and the right to purchase the underlying security.

Leverage

An underlying fund may borrow up to 25% of the value of its net assets on an unsecured basis from banks to increase its holdings of portfolio securities. Under the 1940 Act, such fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings in order to restore such coverage if it should decline to less than 300% due to market fluctuation or otherwise. Such sale must occur even if disadvantageous from an investment point of view. Leveraging aggregates the effect of any increase or decrease in the value of portfolio securities on the underlying fund's net asset value. In addition, money borrowed is subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the interest and option premiums received from the securities purchased with borrowed funds.

High Yield Securities and their Risks

An underlying fund may invest in high yield, high-risk, lower-rated securities, commonly known as "junk bonds." Such fund's investment in such securities is subject to the risk factors outlined below.

Youth and Growth of the High Yield Bond Market

The high yield, high risk market is relatively new and at times is subject to substantial volatility. An economic downturn or increase in interest rates may have a more significant effect on the high yield, high risk securities in an underlying fund's portfolio and their markets, as well as on the ability of securities' issuers to repay principal and interest. Issuers of high yield, high risk securities may be of low credit worthiness and the high yield, high risk securities may be subordinated to the claims of senior lenders. During periods of economic downturn or rising interest rates, the issuers of high yield, high risk securities may have greater potential for insolvency and a higher incidence of high yield, high risk bond defaults may be experienced.

Sensitivity of Interest Rate and Economic Changes

The prices of high yield, high risk securities have been found to be less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a high yield, high risk security owned by an underlying fund defaults, the fund may incur additional expenses in seeking recovery. Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield, high risk securities and the Fund's net asset value. Yields on high yield, high risk securities will fluctuate over time. Furthermore, in the case of high yield, high risk securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than market prices of securities which pay interest periodically and in cash.

Payment Expectations

Certain securities held by an underlying fund, including high yield, high risk securities, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, such fund would have to replace the security with a lower yielding security, resulting in a decreased return for the investor. Conversely, a high yield, high risk security's value will decrease in a rising interest rate market, as will the value of the underlying fund's assets.

Liquidity and Valuation

The secondary market may at times become less liquid or respond to adverse publicity or investor perceptions, making it more difficult for an underlying fund to accurately value high yield, high risk securities or dispose of them. To the extent such fund owns or may acquire illiquid or restricted high yield, high risk securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

Taxation

Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. An underlying fund will report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date. Further, an underlying fund must distribute substantially all of its income to you to qualify for pass-through treatment under the tax law. Accordingly, such a fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to leverage itself by borrowing the cash to satisfy distribution requirements.

Credit Ratings

Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield, high risk securities. Since credit rating agencies may fail to change the credit ratings in a timely manner to reflect subsequent events, the investment adviser to an underlying fund should monitor the issuers of high yield, high risk securities in the fund's portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities' liquidity so the fund can meet redemption requests. To the extent that an underlying fund invests in high yield, high risk securities, the achievement of the fund's investment objective may be more dependent on the underlying fund's own credit analysis than is the case for higher quality bonds. An underlying fund may retain a portfolio security whose rating has been changed.

Asset-backed securities

An underlying fund may invest in mortgage pass-through securities, which are securities representing interest in pools of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect passing through monthly payments made by individual borrowers on mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose an underlying fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost.

Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities.

An underlying fund may invest in collateralized mortgage obligations (CMOs), which are hybrid mortgage-related instruments. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, semiannually. CMOs are collateralized by portfolios of mortgage pass-through securities and are structured into multiple classes with different stated maturities. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired.

Other mortgage-related securities in
which an underlying fund may invest include other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. In addition, the underlying funds may invest in other asset-backed securities that have been offered to investors or will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including certificates for automobile receivables, which represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interest in the vehicles securing the contracts.

HOW WE INVEST

General

We try to get the greatest return for the level of risk assumed by each Fund. Our investment strategy stresses three factors: asset allocation, fund selection and portfolio structure.

Asset Allocation

Different asset classes produce different results, both absolutely and relative to each other, over various periods. Table One below shows that the variability of returns in the major mutual fund asset classes can be significant.

Table One shows that the average annual investment results achieved in each fund category have changed from year to year. Each Fund retains the flexibility to invest in each fund category listed in Table One. We formatted Table One relying on data provided by Morningstar, Inc.

The fund categories that experienced some of the greatest one year gains also performed worse than other fund categories in other years. Thus, although a correct guess in any year as to the best performing fund category would have produced superior results, a wrong decision would have led to disappointing results. Furthermore, choosing the wrong year for the fund categories that in other years provided some of the best one-year performances would have produced some of the worst one-year results. Therefore, we believe that Table One provides support for the proposition that relying on any single asset class as the basis for investment can be risky.



TABLE ONE

                          No. of
Category                  Funds         1995       1994          1993        1992         1991

Aggressive Growth         94          33.49%      -3.28%        19.40%      8.55%         53.93%
Growth                   879          30.85%      -1.85%        11.60%      8.43%         37.36%
Growth & Income          492          31.57%      -1.07%        11.04%      8.28%         28.84%
Equity Income            135          29.45%      -1.55%        13.67%      9.53%         26.58%
Small Company            368          31.32%      -0.66%        17.16%     14.18%         49.38%
World                    178          15.81%      -2.28%        31.68%      0.00%         23.00%
Foreign                  341           6.57%      -2.05%        37.66%     -4.43%         12.57%
Europe                    41          16.71%       2.95%        27.50%     -5.11%          8.27%
Pacific                   95           3.13%      -8.16%        57.82%     -3.98%         13.68%
Asset Allocation         173          23.88%      -1.82%        11.95%      8.10%         21.98%
Balanced                 299          24.80%      -2.81%        11.25%      7.48%         26.20%
Corp. High Yield         140          16.41%      -3.76%        18.85%     17.39%         36.58%
Corp. General            403          16.46%      -3.56%        10.45%      7.42%         16.53%
Corp. High Quality       220          13.63%      -1.89%         8.34%      6.34%         14.25%
Government Bond          650          14.38%      -3.54%         7.77%      6.02%         14.31%

Return data for each fund category formatted by us from data provided by Morningstar, Inc.

*After fund expenses but prior to applicable sales charges, if any.


THIS TABLE PORTRAYS AVERAGE PERFORMANCE OF GENERAL CATEGORIES OF MUTUAL FUNDS AND
DOES NOT PORTRAY PAST OR FUTURE PERFORMANCE OF THE FUNDS.

Diversification across asset classes is the appropriate protection against the risk of being wrong about the prospects for an asset class. Diversification takes advantage of the fact that asset classes do not perform the same way relatively and absolutely at all times. Diversification allows investors to counterbalance the more volatile swings in value typically experienced by riskier asset classes with the greater stability of less risky asset classes. Proper diversification allows for the tendency of certain asset classes to behave contrary to the behavior of other asset classes during a given investment period. Investing in asset classes that are inversely correlated helps assure that unanticipated adversity in a particular asset class will be counterbalanced by stronger performance in others. Broadly accepted contemporary economic theory of financial markets maintains that failure to combine relatively uncorrelated asset classes imposes additional risk on a portfolio that generally is not offset by greater reward.

We use computer software and data supplied by Ibbotson Associates, Inc. and Morningstar, Inc. to test the performance of specific fund categories and various combinations of fund categories against actual market experience. We can thus find out both how particular asset classes have previously correlated with each other and how a given mix of asset classes would have responded in the market environments that prevailed in the periods studied. Although analysis of historical price data cannot assure that in the future an asset class will reflect the same level of volatility as in the past or that various asset classes will continue to correlate as in the past, we believe that these historical data, continually monitored and evaluated for volatility and correlation, are an appropriate basis for some of our asset allocation determinations for the Funds.

As part of the asset allocation process, we perform a forward-looking analysis of economic and market trends which includes both broad macro-economic concerns and more narrowly-focused sector concerns. We perform a "top down" macro- economic analysis on a global basis, examining the strength of the economy as a whole, as well as various sectors, inflation, currency, money flows, and interest rate considerations and political concerns.

Additionally, we use various technical and fundamental analytical techniques to determine at any given point the actual relative weighting of various asset classes in the portfolio. Thus, depending on current and projected market conditions, funds may be bought or sold to effect a change in the composition of the portfolio. Technical techniques used in this market analysis include price chart patterns, price to earnings ratios, moving average analysis, breadth and volume analysis, investment advisory sentiment analysis, cash position analysis, relative strength analysis, relative strength studies of industry sectors and styles, and momentum analysis, among others.

Fundamental analytical techniques for equities include price-earnings ratios, dividend yield, sales per dollar of market value, price-to-book value, return on capital, capital turnover, earnings margin, return on equity, growth in sales, and growth in total return. For debt instruments, fundamental analytical techniques include credit rating analysis, yield to maturity, and price volatility, among others.

After performing the "top down" macro-economic analysis and market analysis described above and the fund manager survey described below under "Fund Selection" and "Portfolio Structure," we arrive at positive, neutral, or negative outlooks for the short, intermediate, and long terms. Comparing the outlooks at which we arrive to current condition period trends, we examine whether the outlook indicates confirmation and continuation of a particular trend or potential reversal of a trend.

Fund Selection

Among mutual funds in a particular category, the performance of the best funds often varies substantially from the average. Based on data furnished by Morningstar, Inc. and formatted by us, Table Two below sets forth average three-year results for all funds and for the funds reporting returns in the top 10 percent of all funds in the categories appearing in Table One.



TABLE TWO

                        Number of    Avg. Performance    Avg. Performance
                        Funds in     of Category         of Top 10% of funds
                        Category     1993-1995*          1993-1995*

Aggressive Growth            50      14.83%              22.02%
Growth                      437      12.74%              18.51%
Growth & Income             270      12.96%              16.82%
Equity Income                68      12.88%              16.45%
Small Company               172      14.73%              22.94%
World                        64      13.95%              18.42%
Foreign                     122      13.61%              17.85%
Europe                       19      15.17%              19.56%
Pacific                      32      14.75%              19.11%
Asset Allocation             55      10.85%              13.57%
Balanced                    131      10.54%              13.24%
Corp. High Yield             72      10.16%              12.72%
Corp. General               182       7.55%              10.06%
Corp. High Quality          119       6.61%               8.69%
Government Bond             347       5.84%               9.18%

Return data for each fund category formatted by us from data provided by Morningstar, Inc.

*After fund expenses but prior to applicable sales charges, if any.


THIS TABLE PORTRAYS AVERAGE PERFORMANCE OF GENERAL CATEGORIES OF MUTUAL FUNDS AND
DOES NOT PORTRAY PAST OR FUTURE PERFORMANCE OF THE FUNDS.

The substantial differences in return between funds performing in the top
10 percent of all funds in the same category and the average return in that fund's category in each period support the proposition that certain funds are more successful than others during certain periods in taking advantage of the investment opportunities offered by the kinds of assets in which they and similar funds are invested. Differences in performance among funds in a particular category can be attributed to several factors. Relative success in an asset class can be explained by the level of exposure to risk, and often is dominated by that factor. Other things being equal, in a rising market, a fund investing in an asset class will generally outperform other funds investing in the same asset class if its portfolio is riskier than the others, and in a falling market, the contrary will generally be true. The investment judgment and other capabilities of a fund's investment adviser can also account for better performance. The perceived capabilities of a fund manager to potentially enhance value can, at times, be a primary consideration in the selection of funds. Another relevant, though minor, factor is the expense level of comparable funds. Again, other things being equal, funds with relatively high management, administration and 12b-1 fees will do worse than less expensive, similar funds (however, all other things are never exactly equal).

As part of our fund selection process, we analyze general historical performance of funds over at least the past one, three, and five year periods. In this regard, we use both absolute and risk-adjusted measures. We also identify the "current condition period" (the time that the current investing conditions have been in place) and research and analyze fund performance in other particular time frames using various absolute and risk-adjusted measures. In doing so, we look for what we call "idiosyncratic advantage," which means a unique edge provided by a fund's management based on its knowledge, methods, skills, and insights.

In evaluating a fund, we calculate the fund's volatility during the period under consideration, both as a measure of risk inherent in the fund and as a basis for comparison with other funds. We also conduct fundamental and technical analysis of the fund's portfolio. We also evaluate the fund's management for background, service capability, stability, technical and research support, and other indications of quality of investment judgment including, to the extent feasible, interviews with the fund's portfolio manager.

Portfolio Structure

We believe that strategies of portfolio structure and management should also be diversified. We believe there are three major strategies for structuring and managing mutual fund portfolios: buy-and-hold, sector rotation, and market timing.

In managing the Funds, we use a combination of the buy-and- hold, sector rotation and market timing strategies. A buy-and- hold strategy involves researching mutual funds primarily by doing fundamental analysis.
This includes analysis of perfor-mance records and capabilities and investment styles of fund managers. The objective is to match a fund or combination of funds to the goals and tolerance for risk of each Fund. Mutual funds so selected are considered to be long-term investment vehicles and are not likely to be subject, under normal market conditions, to frequent trading. A buy-and-hold strategy focuses on results over one or more market cycles rather than short-term performance. Risks of the buy-and-hold strategy include management turnover, managers of funds losing their ability or their interest in managing the fund, and a fund growing so large that its ability to invest is restricted.

A sector rotation strategy is based on a view of the market not as a monolithic whole, but as a mix of many sub-markets. It is intended to take advantage of the fact that certain sub-markets are not closely correlated with many other sub-markets. Sector rotation is an active strategy, relying on techniques for shifting asset concentrations to and from various sectors to realize the benefits of sectors anticipated to strengthen and to diminish the effects of sectors anticipated to decline. A sector rotation strategy thus allows a portfolio to remain more fully invested over time by frequently replacing assets in one sector with assets from others. The primary risk associated with sector rotation is that anticipated trends may not appear.

A market timing strategy assumes that the general trend of the market is very important and has a greater impact on investment returns than the quality of a particular fund or fund manager. Thus, market timing depends on macroeconomic and market oriented analytic techniques to discern market direction. Moreover, market timing typically involves continual portfolio adjustments. The primary risk associated with a market timing strategy is that trends anticipated may not appear. (In other words, we might guess wrong.)

The assumption is that there is limited correlation between certain sectors (utility stocks vs. technology stocks, for example) and that at any given point there are likely to be one or more sectors that are outperforming or have the potential to outperform the overall market. A sector rotator will thus likely stay fully invested over time, but may well frequently buy and sell in order to move assets from one sector to another. On the other hand, a market timer will stay fully invested only when he or she believes the market is going up and will hold varying percentages of cash, up to 100% cash, depending on his or her level of confidence that the market is going down.

We integrate these three investment strategies by structuring the portfolio like a "daisy." The core investment portfolio of a Fund -- the center part of the daisy -- will consist of funds that we expect to hold for the long term. We select each Fund's core portfolio by giving priority to managers of funds that have the potential to do well under various market conditions. We evaluate a fund's performance potential by close analysis of the historical record, including determining how the persons who actually managed a fund performed. Therefore, we may choose a relatively new fund for inclusion in a Fund's core portfolio if the portfolio manager of the fund has an appropriate performance record. Although no assurance can be given that a Fund will achieve its investment objectives, the goal of a fund included in the core portfolio will be to outperform, on a risk-adjusted basis, a comparable market average.

A buy-and-hold strategy will predominate in the selection of the core portfolio for each Fund. Thus, we will not trade funds in a Fund's core portfolio frequently, although a fund's proportion of the core portfolio may vary over time. Further, we may eliminate funds from or introduce funds into the core portfolio from time to time because of changes in the management of a fund, long- term shifts in the markets in which a fund invests, or for other reasons. We anticipate that the percentage of a Fund that will be invested in its core portfolio will vary over time, but will typically remain between 40 and 60 percent of the Fund's portfolio.

The balance of each Fund's portfolio (the petals of the daisy) will consist of funds selected primarily based on sector rotation and market timing strategies.

The "petals" funds will, in our judgment, have the potential to enhance performance over the short to intermediate term (six to twenty-four months). We will seek performance enhancement in several ways. During periods of anticipated upward market moves, performance enhancement may result in additional investment or greater concentration in funds having higher volatilities compared with the market than a Fund typically includes in its portfolio. During such periods, we will also invest in sector funds that will intensify the impact of certain sectors that, in our judgment, are currently or are likely to experience stronger performance than other sectors. On the other hand, during periods of market uncertainty, or anticipated significant downward pressure, performance enhancement would mean the selection of funds that historically have been more stable than the general market. Sometimes, we would move part of the portfolio out of stock or bond funds and into money market funds or short-term fixed income funds. We would also typically reduce risk exposure in certain sectors by liquidating or reducing a Fund's investment in sector funds. In selecting petal funds, we regard the long-term track record of funds and managers to be a lesser consideration.

Market timing and sector rotation strategies are complex, involve risk that contemporary economic theory of financial markets suggests may not be fully compensated measured by expected return, and are highly dependent on subjective judgments. Further, any strategy designed to enhance returns also enhances risk of loss and thus carries with it the potential instead for reducing gains or causing losses. There can be no assurance that in carrying out market timing and sector rotation strategies, we will successfully enhance the performance of the Funds.

Based on our asset allocation analysis and selection of the funds we consider most suitable to effect our asset allocation decisions, we determine a mix of asset classes and funds appropriate for each Fund. To a certain extent, we manage the risk to which the Funds are exposed by varying the concentration of asset classes in Fund portfolios.


INVESTMENT POLICIES and RESTRICTIONS

Each Fund has adopted certain fundamental investment policies. These policies may not be changed without the vote of a majority of that Fund's outstanding voting securities, as defined under "Other Information -- Voting." Each Fund has also adopted certain investment policies that are not fundamental and therefore may be changed by the Board of Trustees of the Trust without shareholder approval. Under each Fund's fundamental investment policies, no Fund may (1) invest more than 25% of its total assets in the securities of mutual funds that concentrate themselves (i.e., invest more than 25% of their assets) in any one industry. (Through its portfolio investments, however, a Fund may indirectly invest more than 25% of its assets in one industry), (2) borrow money, (except that as a temporary measure for extraordinary or emergency purposes -- including meeting redemptions without having to sell portfolio securities immediately -- a Fund may borrow from a bank in an amount not in excess of 5% of the Fund's total assets), or (3) pledge or hypothecate its assets, except that a Fund may pledge up to 5% of its total assets to secure such borrowings for temporary or emergency purposes or to effect redemptions. A Fund will not make additional investments at any time during which it has outstanding borrowings. Under each Fund's non-fundamental policies, no Fund may (1) invest more than 25% of its assets in the shares of any one mutual fund, (2) purchase or otherwise acquire the securities of any mutual fund (except in connection with a merger, consolidation, acquisition of substantially all of the assets or reorganization of another investment company) if, as a result, a Fund and its affiliates (including the other Funds) would own more than 3% of the total outstanding stock of such mutual fund, or (3) purchase a security which is not readily marketable if, as a result, more than 15% of that Fund's assets would consist of such securities. For this purpose, securities that are not readily marketable include repurchase agreements maturing in more than seven days (see page 8 to this Prospectus) and shares of an underlying fund in an amount exceeding 1% of the total outstanding securities of such mutual fund. See "Risks and Other Considerations." Each Fund may invest in money market funds. These and other investment strategies and restrictions are discussed in the section titled "Risks and Other Considerations" to this Prospectus and in the Statement of Additional Information.

The underlying funds may, but will not necessarily, have the same investment objective and policies as the Funds. For example, although the Aggressive Growth Fund will not borrow money for investment purposes, it may invest up to 25% of its total assets in a mutual fund that borrows money for investment purposes (i.e., a mutual fund that engages in leveraging). A general discussion of the investments that may be made by underlying funds and the risks associated with such investments is found under "Investment Objectives" and "Investment Policies and Restrictions" and in the section titled "Risks and Other Considerations" in this Prospectus.

MANAGEMENT OF THE TRUST

The Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Additional information about the Trustees, as well as the executive officers of the Trust, may be found in the Trust's Statement of Additional Information under "Trustees and Officers."

The Adviser

We maintain our principal office at 6600 France Avenue South, Suite 565, Minneapolis, Minnesota 55435. In addition to serving as investment adviser to the Trust and its Funds, we provide investment supervisory services on a continuous basis to individuals, pension and profit sharing plans, corporations, partnerships, trusts and estates (including charitable organizations) and other financial professionals through our Professional Fund Advisor service. We specialize in the construction and management of no load mutual fund portfolios for our clients. As of the date of this Prospectus, we provide investment management services to over 500 client accounts and have assets under management in excess of $400 million. Pursuant to an Investment Management Agreement with the Trust, we provide investment management services to each Fund. We are responsible for the investment management of each Fund's assets, including the responsibility for making investment decisions and placing orders for the purchase and sale of the Funds' investments directly with the issuers or with brokers or dealers we select. See "Portfolio Transactions." We also furnish to the Board of Trustees of the Trust, which controls the Trust and the Funds and has overall responsibility for the business and affairs of the Trust and the Funds, periodic reports on the investment performance of the Funds. Unlike most mutual funds, the management fees paid by the Funds to us include transfer agency, pricing, custodial, auditing and legal services, and general administrative and other operating expenses of each Fund except brokerage commissions, taxes, interest, fees and expenses of non-interested Trustees and extraordinary expenses.

For the services provided to the Funds, we receive from each Fund a fee, payable monthly, at the annual rate of 0.95% of each Fund's average daily net assets.
We are contractually obligated to reduce our management fee in an amount equal to each Fund's allocable portion of the fees and expenses of the Trust's non-interested Trustees. Most investment companies pay lower investment management fees. Most, if not all of such investment companies, however, also pay, in addition to an investment management fee, certain of their own expenses, while we pay almost all of the Funds' expenses, as described above, out of investment management fees we receive from the Funds.

Robert J. Markman, Chairman of the Board of Trustees and President of the
Trust, serves as the Portfolio Manager of the Trust and is responsible for the day to day management of the Funds. From 1981-1990, Mr. Markman was a registered representative of Linsco Private Ledger Financial Services and a partner of Webb Markman & Co. He has served as President of Markman Capital since its organization in September 1990.

Markman Securities, Inc. (the "Distributor"), a subsidiary of Markman Capital Management, Inc., located at the same address as Markman Capital Management, Inc., serves as distributor of the Trust's shares based on a distribution agreement between it and the Trust.


The Administrator


The Trust has retained MGF Service Corp. ("MGF"), P.O. Box 5354,
Cincinnati, Ohio, 45201-5354, to serve as the Funds' transfer agent, dividend paying agent, and shareholder service agent. MGF is a subsidiary of Leshner Financial, Inc., of which Robert H. Leshner is the controlling shareholder. Certain of the Trust's officers are also officers of MGF.

MGF also provides accounting and pricing and administrative services to the Funds. MGF calculates daily net asset value per share and maintains such books and records as are necessary to enable it to perform its duties. MGF supplies executive, administrative and regulatory services, supervises the preparation of the Funds' tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the SEC and state securities authorities.

We pay MGF monthly, out of the investment management fee we receive from each Fund, a base fee of $15,000, an additional fee based upon the number of shareholder accounts, and an additional fee at the annual rate of .04% of aggregate average daily net assets of the Funds up to $200 million,
 .03% of such assets between $200 million and $500 million, and .02% of such assets in excess of $500 million.


The Custodian

The Board of Trustees of the Trust has also approved a Custodian Agreement between the Trust and Fifth Third Bank pursuant to which the Bank provides custodial services to the Trust and each of the Funds. The principal business address of the Bank is 38 Fountain Square Plaza, Cincinnati, Ohio 45202.

Portfolio Transactions

Pursuant to the Investment Management Agreement, we place orders for the purchase and sale of portfolio securities for a Fund's accounts with brokers or dealers, selected by it in its discretion or directly with issuers or in privately arranged transactions in which a premium may be paid by a Fund.

Each Fund is actively managed and has no restrictions upon portfolio turnover. Each Fund's rate of portfolio turnover may be greater than that of many other mutual funds. A 100% annual portfolio turnover rate would be achieved if each security in a Fund's portfolio (other than securities with less than one year remaining to maturity) were replaced once during the year. Trading also may result in realization of net short-term capital gains that would not otherwise be realized, and shareholders are taxed on such gains when distributed from that Fund at ordinary income tax rates. High turnover increases the possibility that the Funds would not qualify as regulated investment companies under Subchapter M of the Internal Revenue Code; a Fund will not qualify as a regulated investment company if it derives more than 30% of its gross income from gains (without offset for losses) from the sale or other disposition of securities held for less than three months. See "Dividends, Distributions and Taxes." There is no limit on the portfolio turnover rates of the underlying funds.


The Distributor

Markman Securities, Inc. (the "Distributor"), is a wholly-owned subsidiary of ours and is located at the same address as we are. The Distributor serves as the exclusive agent for the distribution of the Trust's shares based on a distribution agreement between it and the Trust.

Each Fund has authority to purchase shares of underlying funds that impose Rule12b-1 or service fees. In the event a Fund purchases shares of such an underlying fund, such underlying fund will pay such fees to the Distributor. Such underlying funds will sign dealer agreements with the Distributor pursuant to which the Distributor may provide certain services to such underlying funds. Such services may include: sub-accounting, account status information, forwarding of communications from such underlying funds to a Fund, and share purchase processing, exchange, and redemption assistance. In the absence of such a dealer agreement, an underlying fund would retain the Rule 12b-1 or service fees.

After payment of the operating expenses of the Distributor through the payment by underlying funds to the Distributor of any Rule 12b-1 or service fees, the Distributor will, out of any Rule 12b-1 or service fees it receives from underlying funds imposing such fees, reimburse the Funds in accordance with the following schedule:

Gross Annual                                Percentage to
Rule 12b-1/Service Fee                      Distributor/Relevant Fund
----------------------                      -------------------------
Less than $150,000                                   90/10
$150,000 - $199,999                                  80/20
$200,000 - $249,999                                  70/30
$250,000-$299,999                                    60/40
$300,000 - $349,999                                  50/50
$350,000-$399,999                                    40/60
$400,000-$449,999                                    35/65
Above $450,000                                       30/70

Reimbursement will be made by the Distributor to a Fund in proportion to the Fund's share of Rule 12b-1 or service fee income from an underlying fund. Within 90 days of the end of each calendar year any amounts to be reimbursed to a Fund will be reimbursed to such Fund in accordance with the foregoing schedule. If, however, in any calendar quarter, Gross Annual Rule 12b-1 and service fees paid to the Distributor by underlying funds imposing such fees exceed (after payment of the Distributor's estimated annual expenses), in the aggregate, $30,000, the Distributor will reimbuse the Funds as soon as practical after the close of such quarter.


DETERMINATION OF NET ASSET VALUE

The net asset value per share of each Fund is calculated at 4:00 p.m.
EST, Monday through Friday, on each day that the New York Stock Exchange (the "NYSE") is open for trading (which excludes the following national business holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). The net asset value per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of outstanding shares of the Fund, rounded to the nearest cent.

Shares of the underlying funds are valued at their respective net asset values under the 1940 Act. The underlying funds value securities in their portfolios for which market quotations are readily available at their current market value (generally the last reported sale price) and all other securities and assets at fair value pursuant to methods established in good faith by the Board of Trustees or Directors of the underlying mutual fund. Money market funds with portfolio securities that mature in one year or less may use the amortized cost or penny-rounding methods to value their securities. Securities having 60 days or less remaining to maturity generally are valued at their amortized cost, which approximates market value.

Other assets of each Fund are valued at their current market value if market quotations are readily available and, if market quotations are not available, they are valued at fair value pursuant to methods established in good faith by the Board of Trustees.

HOW TO PURCHASE SHARES

Shares of the Funds are offered as an investment vehicle for individuals, institutions, corporations and fiduciaries. Each Fund may invest in underlying funds, which are sold with a sales charge; however, the Funds will use various quantity discount programs and/or applicable waivers to avoid imposition of any sales loads. Prospectuses, sales material and applications can be obtained from MGF Service Corp. at the address and telephone number listed on the back cover of this Prospectus.

Shares of each Fund are sold without a sales charge at the next price calculated after receipt of an order in proper form by the Funds. The minimum initial investment in a Fund is $25,000, except that the Trust reserves the right, in its sole discretion, to waive the minimum initial investment amount for certain investors, or to waive or reduce the minimum initial investment for tax-deferred retirement plans. The minimum subsequent investment is $500. The minimum initial investment is waived for purchases by Trustees, officers and employees of the Trust, of MGF Service Corp., and of Markman Capital and private clients of Markman Capital, including members of such persons' immediate families. Each Fund also reserves the right to waive the minimum initial investment for financial intermediaries. All purchase payments are invested in full and fractional shares. The Trust is authorized to reject any purchase order.


No Transaction Fee Program

If you purchase a minimum of $25,000 of shares of the Funds (either in a Fund or spread across two or three Funds) through a discount broker, we will reimburse you for the amount of the transaction fee that you paid the discount broker for that purchase within a week of us receiving a copy of your trade confirmation.


Shares of each Fund are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Trust. Investors should note, however, that due to time constraints involved in the pricing of shares of mutual funds such as the Funds, the net asset value of Fund shares reported in newspapers will lag the Funds' actual net asset value by one business day. Purchase orders received by dealers prior to 4:00 p.m. EST on any business day, and transmitted to the Trust's transfer agent, MGF Service Corp., by 5:00 p.m. EST that day are confirmed at the net asset value determined as of the close of the regular session of trading on the NYSE on that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by MGF Service Corp. by 5:00 p.m. EST. Broker-dealers or other agents may charge you a fee for effecting transactions. Direct purchase orders received by MGF Service Corp. by 4:00 p.m. EST are confirmed at that day's net asset value. Direct investments received by MGF Service Corp. after 4:00 p.m. and orders received from dealers after 5:00 p.m. are confirmed at the net asset value next determined on the following business day.

You may open an account and make an initial investment in any Fund by sending a check and a completed account application form to MGF Service Corp., P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the Markman MultiFund Trust. An account application kit is included with this Prospectus.

The Trust mails to shareholders confirmations of all purchases or redemptions of shares of the Funds. Certificates representing shares will not be issued. The Trust reserves the rights to limit the amount of investments and to refuse to sell to any person.

The Funds' account application contains certain provisions in favor of the Trust, MGF Service Corp. and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone redemptions and exchanges) made available to investors.

If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or MGF Service Corp. in the transaction.

You may also purchase shares of the Funds by wire. Please call
MGF Service Corp. (Nationwide call toll-free 800-707-2771; in Cincinnati call 513-629-2070) for instructions. You should be prepared to give the name in which the account is to be established, the address, telephone number, and taxpayer identification number for the account, and the name of the bank that will wire the money.

Investments in a Fund will be made at the Fund's net asset value next determined after a wire is received together with the account information outlined above. If the Trust does not receive timely and complete account information, there may be a delay in the investment of money and any accrual of dividends. To make an initial wire purchase, you must mail a completed account application to MGF Service Corp. Banks may impose a charge for sending a wire. There is presently no fee for receipt of wired funds, but MGF Service Corp. reserves the right to charge shareholders for this service upon thirty days' prior notice to shareholders.

You may purchase and add shares to your account by mail or by bank wire. Checks should be sent to MGF Service Corp., P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable or endorsed to the Markman MultiFund Trust. Bank wires should be sent as outlined above. Each additional purchase request must contain the account name and number to permit proper crediting.

SHAREHOLDER SERVICES

Contact MGF Service Corp. (Nationwide call toll-free 1-800-707-2771; in Cincinnati call 513-629-2070) for additional information about the shareholder services described below.

Automatic Withdrawal Plan

If the shares in your account have a value of at least $25,000, you may elect to receive, or may designate another person to receive, monthly, quarterly, or annual payments in a specified amount. There is no charge for this service.

Access to the Portfolio Manager

If the shares in your account have a value of at least $100,000, you may contact Mr. Robert Markman directly by telephone. If you qualify, call MGF Service Corp. at the above telephone number to obtain your special access toll-free telephone number direct to Mr. Markman.

Tax-Deferred Retirement Plans

Shares of the Funds are available for purchase in connection with the following tax-deferred retirement plans:

-- Keogh Plans for self-employed individuals

-- Individual retirement account (IRA) plans for individuals and their non-employed spouses

-- Qualified pension and profit-sharing plans for employees, including those profit-sharing plans with a 401(k) provision

-- 403(b)(7) custodial accounts for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Internal Revenue Code

Automatic Investment Plan

You may make automatic monthly investments in the Funds from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $25,000 and $500 under the plan. MGF Service Corp. pays the costs associated with these transfers, but reserves the right, upon thirty days' written notice, to make reasonable charges for this service. A depository institution may impose its own charge for debiting your account, which would reduce the return from an investment in a Fund.

HOW TO REDEEM SHARES

Shares of the Funds may be redeemed on each day that the Trust is open for business. You will receive the net asset value per share next determined after receipt by MGF Service Corp. of a redemption request in the form described below. Payment is ordinarily sent by mail or by wire within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Funds by certified check or by wire.

By Telephone

Shares of the Funds may also be redeemed by telephone. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on the application. To redeem by telephone, call MGF Service Corp. (Nationwide call toll-free 800-707-2771; in Cincinnati call 513-629-2070). The redemption proceeds will usually be sent by mail or by wire within three business days after receipt of telephone instructions. IRA accounts are not redeemable by telephone.

The telephone redemption privilege is automatically available to you. You may change the bank or brokerage account designated under this procedure at any time by writing to MGF Service Corp. with the signature guaranteed by any eligible guarantor institution (including banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form. Contact MGF Service
Corp. to obtain this form. Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.

Neither the Trust, MGF Service Corp., nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The investor will bear the risk of any such loss. The Trust or MGF Service Corp. or both will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or MGF Service Corp. do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

By Mail

Shares of the Funds may also be redeemed by written request to MGF Service Corp. The request must state the number of shares or the dollar amount to be redeemed and the relevant account number. The request must be signed exactly as your name appears on the Trust's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any of the eligible guarantor institutions outlined above.

Written redemption requests may also direct that the proceeds be deposited directly in the bank account or brokerage account designated on an investor's account application for telephone redemptions. Proceeds of redemptions requested by mail are mailed within three business days following receipt of instructions in proper form.

Through Broker-Dealers

Shares may also be redeemed by placing a wire redemption request through a securities broker or dealer. Broker-dealers or other agents may impose a fee for this service. You will receive the net asset value per share next determined after receipt by the Trust or its agent of your wire redemption request. It is the responsibility of broker-dealers to promptly transmit wire redemption orders.

Additional Redemption Information

For each wire redemption you will be charged an $8 processing fee by the Trust's Custodian. The Trust reserves the right, upon thirty days' written notice, to change the processing fee. All charges will be deducted from shareholder accounts by redemption of shares in the account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impracticable, the redemption proceeds will be sent by mail to the designated account.

Redemption requests may direct that the proceeds be deposited directly in a shareholder's account with a commercial bank or other depository institution by way of an Automated Clearing House (ACH) transaction. There is currently no charge for ACH transactions. Contact MGF Service Corp. for more information about ACH transactions.

At the discretion of the Trust, corporate shareholders and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Trust reserves the right to require you to close your account if at any time the value of the shares is less than $25,000 (based on actual amounts invested, unaffected by market fluctuations) or such other minimum amount as the Trust may from time to time determine. After notification of the Trust's intention to close your account, you will be given sixty days to increase the value of your account to the minimum amount.

The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the SEC.

Exchange Privilege

Shares of the Funds may be exchanged for each other at net asset value. You may request an exchange by sending a written request to MGF Service Corp. The request must be signed exactly as your name appears on the Trust's account records. Exchanges may also be requested by telephone. If you are unable to execute a transaction by telephone (for example during times of unusual market activity) you should consider requesting that the exchange be made by mail. An exchange will be effected at the next determined net asset value after receipt of a request by MGF Service Corp.

Exchanges may only be made for shares of Funds then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days' prior notice to you. An exchange results in a sale of Fund shares, which may cause you to recognize a capital gain or loss.

DIVIDENDS, DISTRIBUTIONS and TAXES

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In any year in which a Fund qualifies as a regulated investment company and distributes substantially all of its investment company taxable income (which includes, among other items, the excess of net short-term capital gains over net long-term capital losses) and its net capital gains (the excess of net long-term capital gains over net short-term capital losses) the Fund will not be subject to Federal income tax to the extent it distributes to you such income and capital gains in the manner required under the Code. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid imposition of the excise tax, each Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its net ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) realized during the one-year period ending October 31 of such year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to you in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Each Fund intends to distribute its income in accordance with this requirement to prevent application of the excise tax. Each year the Trust will notify you of the tax status of dividends and distributions.

Income received by a Fund from a mutual fund in that Fund's portfolio
(including dividends and distributions of short-term capital gains) will be distributed by the Fund (after deductions for expenses) and will be taxable to you as ordinary income. Because the Funds are actively managed and may realize taxable net short-term capital gains by selling shares of a mutual fund in its portfolio with unrealized portfolio appreciation, investing in a Fund rather than directly in the underlying funds may result in increased tax liability to you since the Fund must distribute its gains in accordance with certain rules under the Code. A Fund's ability to dispose of shares of underlying funds held less than three months may be limited by requirements relating to a Fund's qualification as a regulated investment company for federal income tax purposes.

Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) received by a Fund from the underlying funds, as well as net long-term capital gains realized fund shares or other securities held by a Fund for more than one year, will be distributed by the Fund and will be taxable to you as long-term capital gains (even if you have held the shares for less than one year). If a shareholder who has received a capital gains distribution suffers a loss on the sale of his or her shares not more than six months after purchase, the loss will be treated as a long-term capital loss to the extent of the capital gains distribution received. Long-term capital gains, including distributions of net capital gains are currently subject to a maximum federal tax rate of 28% which is less than the maximum rate imposed on other types of taxable income. Capital gains may be advantageous since, unlike ordinary income, they may be offset by capital losses.

For purposes of determining the character of income received by a Fund when an underlying fund distributes net capital gains to a Fund, the Fund will treat the distribution as a long-term capital gain, even if the Fund has held shares of the underlying fund for less than one year. Any loss incurred by a Fund on the sale of such mutual fund's shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the gain distribution.

The tax treatment of distributions from a Fund is the same whether the distributions are received in additional shares or in cash. Share-holders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date.

A Fund may invest in mutual funds with capital loss carry-forwards. If such a mutual fund realizes capital gains, it will be able to offset the gains to the extent of its loss carry-forwards in determining the amount of capital gains which must be distributed to shareholders. To the extent that gains are offset in this manner, distributions to a Fund and its shareholders will not be characterized as capital gain dividends but may be ordinary income.

Depending upon your residence for tax purposes, distributions may also be subject to state and local taxes, including withholding taxes. You should consult your own tax adviser regarding the tax consequences of ownership of shares of a Fund in your particular circumstances.

The Funds are generally required to withhold Federal income tax at a rate of 31% ("backup withholding") from dividends paid to you if (1) you fail to furnish the Trust with and to certify your correct taxpayer identification number or social security number, (2) the Internal Revenue Service (the "IRS") notifies the Trust that you have failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect or (3) you fail to certify that you are not subject to backup withholding.

Each Fund will distribute investment company taxable income and any net realized capital gains at least annually. All dividends and distributions will be reinvested automatically at net asset value in additional shares of the Fund making the distribution, unless you notify the Fund in writing of your election to receive distributions in cash.

OTHER INFORMATION

The Trust

The Trust was organized as a Massachusetts business trust on September 7, 1994. The Trust currently consists of three separately managed portfolios -- the Markman Aggressive Growth Fund, the Markman Moderate Growth Fund and the Markman Conservative Growth Fund. The Board of Trustees of the Trust has the power to establish additional series of the Trust in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with no par value. When issued, shares of the Funds are fully paid, non-assessable and freely transferable.

Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust.
The Declaration of Trust of the Trust, however, disclaims liability of the shareholders, Trustees and officers of the Trust for acts or obligations of the Trust that are binding only upon the assets and property of the Trust and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss because of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and is remote.

Voting

Shareholders of each Fund have the right to vote for the election of Trustees and on any matters which by law or the provisions of the Declaration of Trust they may be entitled to vote upon. The Trust is not required to hold annual meetings of its shareholders and does not intend to do so. See "Description of the Trust" in the Statement of Additional Information.

The Declaration of Trust of the Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of any person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

Shares of the Trust entitle their holders to one vote per share (with proportionate voting for fractional shares). As used in this Prospectus, the term "vote of a majority of the outstanding shares" of the Fund (or of the Trust) means the vote of the lesser of: (1) 67% of the shares of the Fund (or the Trust) present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund (or the Trust). In compliance with applicable provisions of the 1940 Act, shares of the mutual funds owned by the Trust will be voted in the same proportion as the vote of all other holders of the shares of such funds.

Performance Information

From time to time a Fund may advertise its "average annual total return" in advertisements or reports to shareholders or prospective shareholders. Quotations of "average annual total return" will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5, and 10 years (up to the life of the Fund). A Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from "average annual total return." A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized return may also indicate average annual compounded rates of return over periods other than those specified for "average annual total return." A nonstandardized quotation of total return will always be accompanied by a Fund's "average annual total return" as described above.

 All total return figures will reflect the deduction of a proportional share of Fund expenses on an annual basis, and will assume that all dividends and distributions are reinvested when paid. Quotations of total return reflect only the performance of a hypothetical investment in the Funds during the particular time period on which the calculations are based.

Total return for a Fund will vary based upon changes in market conditions and the level of the Fund's expenses and should not be considered an indication of future performance.

The Funds may also compare their performance with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or similar independent services that monitor mutual fund performance, and with appropriate securities indices, which may assume reinvestment of dividends but usually do not reflect deductions for administrative and management costs and expenses. For more complete information on the methods used to calculate each Fund's total return, see the Statement of Additional Information. Additional information about the Funds' performance will be contained in the Funds' Annual Report to Shareholders, which may be obtained without charge from MGF Service Corp. at the address or telephone number listed on the back cover of this Prospectus.

Use of Morningstar, Inc. Data

THE FUNDS ARE NOT PROMOTED, SPONSORED OR ENDORSED BY, NOR IN ANY
WAY AFFILIATED WITH MORNINGSTAR, INC. MORNINGSTAR, INC. IS NOT RESPONSIBLE FOR AND HAS NOT REVIEWED THE FUNDS, THIS PROSPECTUS, NOR ANY ASSOCIATED LITERATURE OR PUBLICATIONS. MORNINGSTAR, INC. MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THEIR ACCURACY, OR COMPLETENESS, OR OTHERWISE.

MORNINGSTAR, INC. RESERVES THE RIGHT, AT ANY TIME AND WITHOUT NOTICE, TO ALTER, AMEND, TERMINATE OR IN ANY WAY CHANGE HOW IT CATEGORIZES AND COMPILES INFORMATION ON MUTUAL FUNDS AND HAS NO OBLIGATION TO TAKE THE NEEDS OF THE FUNDS, THEIR SHAREHOLDERS OR ANY OTHER PRODUCT OR PERSON INTO CONSIDERATION IN COMPUTING ITS REPORTS.

MORNINGSTAR, INC.'S PUBLICATION OF ITS VARIOUS REPORTS IN NO WAY SUGGESTS OR IMPLIES ANY OPINION BY MORNINGSTAR, INC. AS TO THE ATTRACTIVENESS OR APPROPRIATENESS OF INVESTMENT IN THE FUNDS. MORNINGSTAR, INC. MAKES NO REPRESENTATION,
WARRANTY, OR GUARANTEE AS TO THE ACCURACY,
COMPLETENESS, RELIABILITY, OR OTHERWISE OF ANY DATA INCLUDED IN ITS REPORTS AND USED HEREIN. MORNINGSTAR, INC. MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF ITS REPORTS OR ANY DATA IN ITS REPORTS AND USED HEREIN. MORNINGSTAR,

INC. MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY
DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING, WITHOUT MEANS OR
LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A
PARTICULAR PURPOSE WITH RESPECT TO ANY DATA INCLUDED IN
ITS REPORTS AND USED HEREIN.

Shareholder Inquiries

All shareholder inquiries should be directed to the Trust at the telephone number and address shown on the back cover of this Prospectus for MGF Service Corp.

AUDITORS

Arthur Andersen LLP, 425 Walnut Street, Cincinnati, Ohio 45202, serves as independent accountant for the Trust and will audit the financial statements of the Funds annually.

LEGAL COUNSEL


Sullivan & Worcester LLP, Washington, D. C. and Boston, Massachusetts, is legal counsel to the Trust.


--------------------------------------------------------------------------
No person has been authorized to give any information or to make any representations other than those contained in this Prospectus or in the Statement of Additional Information, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds. This Prospectus does not constitute an offering by the Trust in any jurisdiction in which such offering may not be lawfully made.
---------------------------------------------------------------------------

Appendix

Ratings of Debt Instruments

Standard & Poor's Corporation ("S&P")

Corporate Bond Ratings

An S&P corporate bond rating is a current assessment of the credit worthiness of an obligor, with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with the ratings and may, on occasion, rely on unaudited financial information.

The ratings are based, in varying degrees, on the following considerations: (a) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by and relative position of the obligation in the event of bankruptcy reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights. To provide more detailed indications of credit quality, ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

A provisional rating is sometimes used by S&P. It assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

Bond ratings are as follows:

AAA -- Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A -- Bonds rated A have strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC -- Bonds rated BB, B, CCC or CC are regarded on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C -- The rating C is reserved for income bonds on which no interest is being paid.

D -- Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

S&P Note Ratings

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria are used in making that assessment: (a) Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note), and (b) Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note ratings are as follows:

SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest.

SP-3 -- Speculative capacity to pay principal and interest.

Demand Bonds. S&P assigns "Dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put options (for example, "AAA/A-1+). For the newer "Demand Notes," S&P note rating symbols, combined with the commercial paper symbols, are used (for example, "SP-1+/A-1+").

Moody's Corporate Bond Ratings

Moody's ratings are as follows:

Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of great amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers, 1, 2 and 3, in each generic rating classification from Aa through Baa in its corporate bond rating system.
The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Ba -- Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments, or of maintenance of other terms of the contract over any long period of time, may be small.

Caa -- Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds
rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's Note Ratings. Moody's Short-Term Loan Ratings --
Moody's ratings for short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run.

Rating symbols and their meanings follow:

MIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 -- This designation denotes high quality. Margins of protection are ample, although not so large as in the preceding group.

MIG 3 -- This designation denotes favorable quality. All security elements are accounted for, but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4 -- This designation denotes adequate quality.
Protection commonly regarded as required of an investment security is present and, although not distinctly or predominantly speculative, there is specific risk.

You may use the Investor Application and Request Forms included in the most recent Markman MultiFunds Quarterly Report to invest directly in the Markman MultiFunds. The minimum direct investment is $25,000.

If you want to invest less than $25,000, you may purchase the Markman MultiFunds through Charles Schwab & Company (1-800-266-5623) Fidelity Investments (1-800-544-7558), and Jack White and Company (1-800-323-3263),
among others.

For additional forms or answers to any questions, call the Markman MultiFunds at 1-800-707-2771 between the hours of 8:30 AM and 5:00 PM

EST. (In Cincinnati: 513-629-2070).

For a current update on our views on the market and what funds are in each of the portfolios call the Hotline at 1-800-975-5463.

For updated fund prices as of the close of the previous day, call
1-800-536-8679.

To order additional prospectuses call 1-800-232-4792.

                                                                ________, 1997


                      STATEMENT OF ADDITIONAL INFORMATION

                            MARKMAN MULTIFUND TRUST

                               312 Walnut Street
                                  21st Floor
                            Cincinnati, Ohio 45202
                                (800) 707-2771


This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the Prospectus of Markman MultiFund Trust (the "Trust"), dated ________, 1997, as supplemented from time to time. The Statement of Additional Information should be read in conjunction with the Prospectus. The Trust's Prospectus may be obtained by writing to the Trust at the above address or by telephoning the Trust nationwide toll-free at 800-707-2771.

                               TABLE OF CONTENTS

                                                                         PAGE

I.           INVESTMENT OBJECTIVES AND POLICIES..................         3

II.          INVESTMENT RESTRICTIONS.............................         3

III.         TRUSTEES AND OFFICERS...............................         5

IV.          PRINCIPAL SECURITY HOLDERS..........................         7

V.           INVESTMENT MANAGER..................................         8


VI.          DISTRIBUTOR.........................................         9

VII.         TRANSFER AGENT AND ADMINISTRATOR....................         9


VIII.        REDEMPTION OF SHARES................................         10

IX.          SPECIAL REDEMPTIONS.................................         10

X.           CUSTODIAN...........................................         10

XI.          PORTFOLIO TRANSACTIONS..............................         11

XII.         PERFORMANCE INFORMATION.............................         11

             A.  Total Return....................................         11
             B.  Non-Standardized Total Return...................         12
             C.  Other Information Concerning Fund Performance...         12

XIII.        DESCRIPTION OF THE TRUST............................         18

XIV.         ADDITIONAL INFORMATION..............................         19

XV.          FINANCIAL STATEMENTS.................................        20

                     I. INVESTMENT OBJECTIVES AND POLICIES

     Markman MultiFund Trust (the "Trust") is an open-end, non-diversified management investment company, registered as such under the Investment Company Act of 1940. The Trust currently consists of three separate portfolios (series), each with different investment objectives (the "Funds"). The Funds seek to achieve their investment objectives by investing in shares of other open-end investment companies ("mutual funds"). As of the date of this Statement of Additional Information, the Trust's series are:

     MARKMAN AGGRESSIVE GROWTH FUND seeks capital appreciation without regard to current income.

     MARKMAN MODERATE GROWTH FUND seeks long-term growth of capital and a reasonable level of income.

     MARKMAN CONSERVATIVE GROWTH FUND seeks to provide current income and low to moderate growth of capital.

                          II. INVESTMENT RESTRICTIONS

     FUNDAMENTAL INVESTMENT POLICIES. Each Fund has adopted certain fundamental investment policies. These fundamental investment policies cannot be changed unless the change is approved by the lesser of (1) 67% of more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. These fundamental policies provide that a Fund may not:

     1. Purchase or otherwise acquire interests in real estate, real estate mortgage loans or interests therein, except that a Fund may purchase securities issued by issuers, including real estate investment trusts, which invest in real estate or interests therein.

     2.  Make loans.

     3. Purchase the securities of an issuer if one or more of the Trustees or officers of the Trust individually owns more than one half of 1% of the outstanding securities of such issuer and together beneficially own more than 5% of such securities.

     4.  Make short sales of securities

     5. Invest in puts, calls, straddles, spreads or combinations thereof.

     6. Purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

     7.  Purchase or acquire commodities or commodity contracts.

     8. Act as an underwriter of securities of other issuers except to the extent that in selling portfolio securities, it may be deemed to be an underwriter for purposes of the Securities Act of 1933.

     9. Issue senior securities, except as appropriate to evidence indebtedness that the Fund is permitted to incur.

     10. Purchase or sell interests in oil, gas or other mineral leases, exploration or development programs (although it may invest in companies which own or invest in such interests).

     11. Invest more than 25% of its total assets in the securities of investment companies which themselves concentrate although each Fund will itself concentrate its investments in investment companies.

       As non-fundamental policies a Fund may not:

     1. Invest in securities for the purpose of exercising control over or management of the issuer.

     2. Purchase securities of any closed-end investment company or any investment company the shares of which are not registered in the United States.

     3. Invest in warrants, valued at the lower of cost or market value, in excess of 5% of the value of its net assets. Included within that amount, but not to exceed 2% of a Fund's net assets, may be warrants which are not listed on the New York Stock Exchange or the American Stock Exchange.

     4.  Invest in real estate limited partnerships.

     The mutual funds in which the Funds may invest may, but need not, have the same investment policies as a Fund. Although all of the Funds may from time to time invest in shares of the same underlying mutual fund, the percentage of each Fund's assets so invested may vary, and Markman Capital will determine that such investments are consistent with the investment objectives and policies of each Fund. The investments that may, in general, be made by underlying funds in which the Funds may invest, as well as the risks associated with such investments, are described in the Prospectus and in the Appendix to the Prospectus.

                          III. TRUSTEES AND OFFICERS

     The following is a list of the Trustees and executive officers of the Trust and their aggregate compensation from the Trust for the fiscal year ended December 31, 1996. As described below, certain of the executive officers of the Trust are affiliates of organizations that provide services to the Trust. These organizations are Markman Capital Management, Inc., the Funds' investment adviser, and MGF Service Corp., the Funds' transfer agent and administrator. Emilee Markman is married to Robert J. Markman.



                                                                                 COMPENSATION
NAME                                AGE              POSITION HELD               FROM TRUST
----                                ---              -------------               ----------
 Richard Edwin Dana                 50               Trustee                   $   6,000
+Peter Dross                        40               Trustee                       6,000
*Judith E. Fansler                  46               Trustee                           0
+Susan Gale                         44               Trustee                       6,000
 Susan M. Hawkes                    32               Trustee                       6,000
*Richard W. London                  54               Trustee                           0
 Melinda S. Machones                42               Trustee                       6,000
*Emilee Markman                     43               Trustee                       6,000
*Robert J. Markman                  45               Chairman of the Board             0
                                                     of Trustees and President
+Michael J. Monahan                 46               Trustee                       6,000
 Robert G. Dorsey                   40               Vice President                    0
 Mark J. Seger                      35               Treasurer                         0
 John F. Splain                     40               Secretary                         0

* An "interested person" of the Trust as such term is defined in the Investment Company Act of 1940.

+        Member of Audit Committee.

         The principal occupations of the Trustees and executive officers of the Trust during the past five years are set forth below:


         SUSAN M. HAWKES, 3311 139th Avenue, N.W., Andover, Minnesota 55304 -- President/Sole Proprietor, Anything is Possible and kidvironments, Andover, Minnesota (Anything is Possible is a consulting firm offering customized experiential work shops for personal effectiveness, team building and leadership; kidvironments creates custom interior and exterior environments for children of any age) (August 1994-Present); Contract Employee, Lifespring, San Rafael, California (Lifespring offers experiential personal effectiveness courses internationally) (August 1994-Present); Executive Vice President, Personal Empowerment Resource Center! ("PERC!"), Minneapolis, Minnesota (PERC! offered experiential personal effectiveness courses) (April 1992-July 1994).


         RICHARD EDWIN DANA, 748 Goodrich Avenue, Saint Paul, Minnesota 55105 --Managing Member, JET Construction and Remodeling L.L.C.

         PETER DROSS, 2424 Mendelssohn Lane, Golden Valley, Minnesota 55427 --Director of Development, The Center for Victims of Torture, Minneapolis, Minnesota (provider of treatment and rehabilitation services to survivors of politically-motivated torture)(May 1993- Present); Executive Director, Minneapolis Chamber Symphony (September 1990-December 1992).

         JUDITH E. FANSLER, 6600 France Avenue South, Suite 565, Edina, Minnesota 55435 -- Chief Operating Officer, Markman Capital Management, Inc.

         SUSAN GALE, 235 King Creek Road, Golden Valley, Minnesota 55416 - - Homemaker.


         RICHARD W. LONDON, 6600 France Avenue South, Suite 565, Edina, Minnesota 55435 -- Chief Financial Officer, Markman Capital
Management, Inc. (December 1991-Present).


         MELINDA S. MACHONES, 2138 Ponderosa Circle, Duluth, Minnesota 55811 -- Director of Information Technologies, The College of St. Scholastica (December 1994 to Present); Principal, INDUS Systems (computer consulting) (September 1993-Present); Manager, International Business Machines Corporation (1977-1993).

         EMILEE MARKMAN, 5320 Kellogg Avenue South, Edina, Minnesota 55425 -- Student (January 1994 - Present); Registered Representative, American Asset Management, Inc. (April 1990 - December 1993).

         ROBERT J. MARKMAN, 6600 France Avenue South, Edina, Suite 565, Minnesota 55435 -- President, Treasurer and Secretary, Markman Capital Management, Inc.

         MICHAEL J. MONAHAN, One Shelby Place, St. Paul, Minnesota 55116 -
- Vice President, External Relations, Ecolab, Inc. (June 1994 -
Present) (provider of premium institutional cleaning and sanitizing products and services worldwide); Vice President, Investor Relations, Ecolab, Inc. (May 1992 - June 1994); Director, Strategic Planning,
Ecolab, Inc. (July 1989 - May 1992).


         ROBERT G. DORSEY, 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45201 -- President and Treasurer of MGF Service Corp. (a registered transfer agent) and Treasurer of Midwest Group Financial Services,
Inc. (a registered broker-dealer and investment adviser) and Leshner Financial, Inc. (a financial services company and parent of MGF
Service Corp. and Midwest Group Financial Services, Inc.). He is also Vice President of Brundage, Story and Rose Investment Trust, PRAGMA Investment Trust, Maplewood Investment Trust, The Thermo Opportunity
Fund, Inc. and Capitol Square Funds and Assistant Vice President of Williamsburg Investment Trust, The Tuscarora Investment Trust, The
Gannett Welsh & Kotler Funds, Schwartz Investment Trust and Fremont
Mutual Funds, Inc. (all of which are registered investment companies).

         MARK J. SEGER, 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45201 -- Vice President of Leshner Financial, Inc. and MGF Service Corp. He is also Treasurer of Midwest Trust, Midwest Group Tax Free Trust, Midwest Strategic Trust, Brundage, Story and Rose Investment Trust, Maplewood Investment Trust, The Thermo Opportunity Fund, Inc., PRAGMA Investment Trust, Williamsburg Investment Trust and Capitol Square Funds, Assistant Treasurer of Schwartz Investment Trust, The Tuscarora Investment Trust and The Gannett Welsh & Kotler Funds and Assistant Secretary of Fremont Mutual Funds, Inc. (all of which are registered investment companies).

         JOHN F. SPLAIN, 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45201 -- Secretary and General Counsel of MGF Service Corp., Midwest Group Financial Services, Inc. and Leshner Financial, Inc. He is also Secretary of Midwest Trust, Midwest Group Tax Free Trust, Midwest Strategic Trust, Brundage, Story and Rose Investment Trust, Maplewood Investment Trust, The Thermo Opportunity Fund, Inc., PRAGMA Investment Trust, The Tuscarora Investment Trust and Williamsburg Investment Trust and Assistant Secretary of Schwartz Investment Trust, The Gannett Welsh & Kotler Funds, Capitol Square Funds and Fremont Mutual Funds, Inc.


         The Trustees who are not employed by the Adviser each receive a $3,000 annual retainer to be paid $750 per quarter, plus a $750 fee for each Board meeting attended.

         The Trust's Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved as a result of their positions with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust and its Funds. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                        IV. PRINCIPAL SECURITY HOLDERS

         As of November 29, 1996, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California, owned of record 21.6% of the outstanding shares of the Markman Aggressive Growth Fund, 21.3% of the outstanding shares of the Markman Moderate Growth Fund and 11.4% of the outstanding shares of the Markman Conservative Growth Fund.

         As of November 29, 1996, the Trustees and officers of the Trust as a group owned of record and beneficially less than 1% of the outstanding shares of the Trust and of each Fund.

                             V. INVESTMENT MANAGER

         Markman Capital Management, Inc. ("Markman Capital") serves as investment manager to the Trust and its Funds pursuant to a written investment management agreement. Markman Capital is a Minnesota corporation organized in 1990, and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Robert J. Markman, Chairman of the Board of Trustees and President of the Trust, is President, Treasurer and Secretary of Markman Capital. Richard W. London and Judith E. Fansler, employees of Markman Capital, also serve as Trustees of the Trust.


         Certain services provided by Markman Capital under the investment management agreement are described in the Prospectus. In addition to those services, Markman Capital may, from time to time, provide the Funds with office space for managing their affairs, with the services of required executive personnel, and with certain clerical services and facilities. These services are provided without reimbursement by the Funds for any costs incurred. As compensation for its services, each Fund pays Markman Capital a fee based upon average daily net asset value. This fee is computed daily and paid monthly. The rate at which the fee is paid is described in the Prospectus. For the fiscal period ended December 31, 1996, the Markman Aggressive Growth Fund, the Markman Moderate Growth Fund and the Markman Conservative Growth Fund paid advisory fees of $_______, $_______ and $______, respectively.

         Markman Capital pays out of the investment management fees it receives from the Funds, all the expenses of the Funds except brokerage commissions, taxes, interest, fees and expenses of the non- interested Trustees of the Trust and extraordinary expenses. Markman Capital is contractually required to reduce its management fee in an amount equal to each Fund's allocable portion of the fees and expenses of the non-interested Trustees. The investment management agreement with Markman Capital provides that if the total expenses of a Fund in any fiscal year exceed the permissible limits applicable to the Fund in any state in which shares of the Fund are then qualified for sale, the compensation due Markman Capital for such fiscal year shall be reduced by the amount of such excess by a reduction or refund thereof at the time such compensation is payable after the end of each calendar month during such fiscal year of the Fund, subject to readjustment during the Fund's fiscal year.


         By its terms, the Trust's investment management agreement remains in effect from year to year, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Trust's investment management agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Fund's outstanding voting securities, or by Markman Capital. The investment management agreement automatically terminates in the event of its assignment, as defined by the Investment Company Act of 1940 and the rules thereunder.


                              VI. THE DISTRIBUTOR

         Markman Securities, Inc. (the "Distributor"), a wholly-owned subsidiary of Markman Capital, with its principal offices at 6600 France Avenue South, Suite 565, Minneapolis, Minnesota 55435, serves as the distributor of the Funds' shares. The Distributor is obligated to sell shares of the Funds on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis.

         Although the Funds do not directly impose Rule 12b-1 fees or service fees, the underlying funds in which the Funds invest may impose such fees. Rule 12b-1 fees imposed by an underlying fund could be as high as .75% of an underlying fund's net assets and service fees could be as high as .25% of an underlying fund's net assets. In the aggregate, such combined fees could be as high as 1.00% of an underlying fund's net assets. Such Rule 12b-1 or service fees will be paid to the Distributor by such underlying funds or such fund's distributors. For a description of the arrangements pursuant to which underlying funds imposing 12b-1 or service fees pay such fees to the Distributor and the process by which the Distributor will reimburse the Funds with a portion of such fees, see the discussion in the Prospectus entitled "The Distributor."

                     VII. TRANSFER AGENT AND ADMINISTRATOR

         The Board of Trustees of the Trust has approved an Administration, Accounting and Transfer Agency Agreement among the Trust, MGF Service Corp. ("MGF") and Markman Capital. Pursuant to such Agreement, MGF serves as the Trust's transfer and dividend paying agent and performs shareholder service activities. MGF also calculates daily net asset value per share and maintains such books and records as are necessary to enable it to perform its duties. The administrative services necessary for the operation of the Trust and its Funds provided by MGF include among other things (i) preparation of shareholder reports and communications, (ii) regulatory compliance, such as reports to and filings with the Securities and Exchange Commission and state securities commissions and (iii) general supervision of the operation of the Trust and its Funds, including coordination of the services performed by Markman Capital, the custodian, independent accountants, legal counsel and others. In addition, MGF furnishes office space and facilities required for conducting the business of the Trust and pays the compensation of the Trust's officers and employees affiliated with MGF. For these services, MGF receives from Markman Capital out of the investment advisory fee paid to Markman Capital by each Fund a fee, as described under "The Administrator" in the Prospectus. For the fiscal period ended December 31, 1996, Markman Capital paid fees of $_______ to MGF. MGF also receives reimbursment for certain out-of-pocket expenses incurred in rendering such services.

         MGF is a wholly-owned subsidiary of Leshner Financial, Inc. and its affiliates currently provide administrative and distribution services for certain other registered investment companies. The Funds will not invest in these funds or in any other fund which may in the future be affiliated with MGF or any of its affiliates. The principal business address of MGF is 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202-5354.


                          VIII. REDEMPTION OF SHARES

         Detailed information on redemption of shares is included in the Prospectus. The Trust may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than three business days (i) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Fund fairly to determine the value of its net assets; or (iii) for such other periods as the Securities and Exchange Commission may permit for the protection of shareholders of the Trust.

                            IX. SPECIAL REDEMPTIONS

         If the Board of Trustees of the Trust determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, that Fund may pay the redemption price in whole or in part by a distribution in kind of securities (mutual fund shares) from the portfolio of that Fund, instead of in cash, in conformity with applicable rules of the Securities and Exchange Commission. The Trust will, however, redeem shares solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. The proceeds of redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for federal income tax purposes.

                                 X. CUSTODIAN

         Pursuant to a Custodian Agreement between the Trust, The Fifth Third Bank and Markman Capital, The Fifth Third Bank provides custodial services to the Trust and each of the Funds. The principal business address of The Fifth Third Bank is 38 Fountain Square Plaza, Cincinnati, Ohio 45202.

                          XI. PORTFOLIO TRANSACTIONS

         Markman Capital, is responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds' portfolio business and negotiation of commissions, if any, paid on these transactions.

         The Funds will arrange to be included within a class of investors entitled not to pay sales charges by purchasing load fund shares under letters of intent, rights of accumulation, cumulative purchase privileges and other quantity discount programs.

                        XII.  PERFORMANCE INFORMATION

A.  TOTAL RETURN

         From time to time, quotations of a Fund's performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. These performance figures may be calculated in the following manner:

Total return is computed by finding the average annual compounded rates of return over the designated periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                           P(1+T)n = ERV

Where:

  P =             a hypothetical initial payment of $1,000
  T =             average annual total return
  n =             number of years
ERV               = ending redeemable value at the end of the designated
                  period assuming a hypothetical $1,000 payment made at the beginning of the designated period

    The calculation set forth above is based on the further assumptions that:
(i) all dividends and distributions of a Fund during the period were reinvested at the net asset value on the reinvestment dates; and (ii) all recurring expenses that were charged to all shareholder accounts during the applicable period were deducted.

         Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share (NAV) over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual return rate that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a Fund's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.


         The average annual total returns of the Funds for the one year period ended December 31, 1996 and for the period since inception (January 26, 1995) are as follows:

                                              ONE YEAR         SINCE INCEPTION

         Markman Aggressive Growth Fund       ______%                  ______%

         Markman Moderate Growth Fund         ______%                  ______%

         Markman Conservative Growth Fund     ______%                  ______%


B.  NONSTANDARDIZED TOTAL RETURN

         In addition to the performance information described above, a Fund may provide total return information for designated periods, such as for the most recent rolling six months or most recent rolling twelve months. A Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns and other performance information may be quoted numerically or in a table, graph or similar illustration.


         The total returns of the Funds for the period from the initial public offering of shares on January 26, 1995 through December 31, 1996 were _____%, _____% and _____% for the Markman Aggressive Growth Fund, the Markman Moderate Growth Fund and the Markman Conservative Growth Fund, respectively.

C.  OTHER INFORMATION CONCERNING FUND PERFORMANCE

         A Fund may quote its performance in various ways, using various types of comparisons to market indices, other funds or investment alternatives, or to general increases in the cost of living. All performance information supplied by a Fund in advertising is historical and is not intended to indicate future returns. A Fund's share prices and total returns fluctuate in response to market conditions and other factors, and the value of a Fund's shares when redeemed may be more or less than their original cost.

         A Fund may compare its performance over various periods to various indices or benchmarks, including the performance record of the Standard & Poor's 500 Composite Stock Price Index (S&P), the Dow Jones Industrial Average
(DJIA), the NASDAQ Industrial Index, the Ten Year Treasury Benchmark and the cost of living (measured by the Consumer Price Index, or CPI) over the same period. Comparisons may also be made to yields on certificates of deposit, treasury instruments or money market instruments. The comparisons to the S&P and DJIA show how such Fund's total return compared to the record of a broad average of common stock prices (S&P) and a narrower set of stocks of major industrial companies (DJIA). The Fund may have the ability to invest in securities or underlying funds not included in either index, and its investment portfolio may or may not be similar in composition to the indices. Figures for the S&P and DJIA are based on the prices of unmanaged groups of stocks, and unlike the Fund's returns, their returns do not include the effect of paying brokerage commissions and other costs of investing.

         Comparisons may be made on the basis of a hypothetical initial investment in the Fund (such as $1,000), and reflect the aggregate cost of reinvested dividends and capital gain distributions for the period covered (that is, their cash value at the time they were reinvested). Such comparisons may also reflect the change in value of such an investment assuming distributions are not reinvested. Tax consequences of different investments may not be factored into the figures presented.

         A Fund's performance may be compared in advertising to the performance of other mutual funds in general or to the performance of particular types of mutual funds, especially those with similar objectives.

         Other groupings of funds prepared by Lipper Analytical Services, Inc. ("Lipper") and other organizations may also be used for comparison to the Fund. Although Lipper and other organizations such as Investment Company Data, Inc. ("ICD"), CDA Investment Technologies, Inc. ("CDA") and Morningstar Investors, Inc. ("Morningstar"), include funds within various classifications based upon similarities in their investment objectives and policies, investors should be aware that these may differ significantly among funds within a grouping.

         From time to time a Fund may publish the ranking of the performance of its shares by Morningstar, an independent mutual fund monitoring service that ranks mutual funds, including the Fund, in broad investment categories (equity, taxable bond, tax-exempt and other) monthly, based upon each Fund's one, three, five and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five ranking categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average
(2) and lowest (1). Ten percent of the funds, series or classes in an investment category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars, and the bottom 10% receive one star. Morningstar ranks the shares of the Fund in relation to other taxable bond funds.

         From time to time, in reports and promotional literature, a Fund's yield and total return will be compared to indices of mutual funds and bank deposit vehicles such as Lipper's "Lipper - Fixed Income Fund Performance Analysis," a monthly publication which tracks net assets, total return, and yield on approximately 1,700 fixed income mutual funds in the United States. Ibbotson Associates, CDA Wiesenberger and F.C. Towers are also used for comparison purposes as well as the Russell and Wilshire Indices. Comparisons may also be made to Bank Certificates of Deposit, which differ from mutual funds, such as the Funds, in several ways. The interest rate established by the sponsoring bank is fixed for the term of a CD, there are penalties for early withdrawal from CDs, and the principal on a CD is insured. Comparisons may also be made to the 10 year Treasury Benchmark.

         Performance rankings and ratings reported periodically in national financial publications such as Money Magazine, Forbes, Business Week, The Wall Street Journal, Micropal, Inc., Morningstar, Stanger's, Barron's, etc. will also be used.

         Ibbotson Associates of Chicago, Illinois (Ibbotson) and others provide historical returns of the capital markets in the United States. A Fund may compare its performance to the long-term performance of the U.S. capital markets in order to demonstrate general long-term risk versus reward investment scenarios. Performance comparisons could also include the value of a hypothetical investment in common stocks, long-term bonds or treasuries. A Fund may discuss the performance of financial markets and indices over various time periods.

         The capital markets tracked by Ibbotson are common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury Bills, and the U.S. rate of inflation. These capital markets are based on the returns of several different indices. For COMMON STOCKS the S&P is used. For SMALL CAPITALIZATION STOCKS, return is based on the return achieved by Dimensional Fund Advisors (DFA) Small Company Fund. This fund is a market-value-weighted index of the ninth and tenth decimals of the New York Stock Exchange (NYSE), plus stocks listed on the American Stock Exchange (AMEX) and over-the-counter (OTC) with the same or less capitalization as the upper bound of the NYSE ninth decile.

         LONG-TERM CORPORATE BOND returns are based on the performance of the Salomon Brothers Long-Term-High-Grade Corporate Bond Index which includes nearly all Aaa- and Aa-rated bonds. Returns on INTERMEDIATE-TERM GOVERNMENT BONDS are based on a one-bond portfolio constructed each year, containing a bond which is the shortest noncallable bond available with a maturity not less than 5 years. This bond is held for the calendar year and returns are recorded. Returns on LONG-TERM GOVERNMENT BONDS are based on a one-bond portfolio constructed each year, containing a bond that meets several criteria, including having a term of approximately 20 years. The bond is held for the calendar year and returns are recorded. Returns on U.S. TREASURY BILLS are based on a one-bill portfolio constructed each month, containing the shortest-term bill having not less than one month to maturity. The total return on the bill is the month-end price divided by the previous month-end price, minus one. Data up to 1976 is from the U.S. Government Bond file at the University of Chicago's Center for Research in Security Prices; the Wall Street Journal is the source thereafter. INFLATION rates are based on the CPI. Ibbotson calculates total returns in the same method as the Fund.

         Other widely used indices that the Funds may use for comparison purposes include the Lehman Bond Index, the Lehman Aggregate Bond Index, The Lehman GNMA Single Family Index, the Lehman Government/Corporate Bond Index, the Salomon Brothers Long-Term High Yield Index, the Salomon Brothers Non-Government Bond Index, the Salomon Brothers Non-U.S. Government Bond Index, the Salomon Brothers World Government Bond Index and the J.P. Morgan Government Bond Index. The Salomon Brothers World Government Bond Index generally represents the performance of government debt securities of various markets throughout the world, including the United States. Lehman Government/Corporate Bond Index generally represents the performance of intermediate and long-term government and investment grade corporate debt securities. The Lehman Aggregate Bond Index measures the performance of U.S. corporate bond issues, U.S. government securities and mortgage-backed securities. The J.P. Morgan Government Bond Index generally represents the performance of government bonds issued by various countries including the United States. The foregoing bond indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices.

         The Fund may also discuss in advertising the relative performance of various types of investment instruments, such as stocks, treasury securities and bonds, over various time periods and covering various holding periods. Such comparisons may compare these investment categories to each other or to changes in the CPI.

         A Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, the investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels.

         The Funds may be available for purchase through retirement plans or other programs offering deferral of or exemption from income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually, compounded monthly, would have an after-tax value of $2,009 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,178 after ten years, assuming tax was deducted at a 31% rate from the deferred earnings at the end of the ten year period.

         Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Funds, including reprints of, or selections from, editorials or articles about the Fund. These editorials or articles may include quotations of performance from other sources such as Lipper or Morningstar. Sources for Fund performance information and articles about the Funds may include the following:

         BANXQUOTE, an on-line source of national averages for leading money market and bank CD interest rates, published on a weekly basis by Masterfund, Inc. of Wilmington, Delaware.

         BARRON'S, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

         BUSINESS WEEK, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

         CDA INVESTMENT TECHNOLOGIES, INC., an organization which provides performance and ranking information through examining the dollar results of hypothetical mutual fund investments and comparing these results against appropriate market indices.

         CHANGING TIMES. THE KIPLINGER MAGAZINE, a monthly investment advisory publication that periodically features the performance of a variety of securities.

         CONSUMER DIGEST, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

         FINANCIAL WORLD, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

         FORBES, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

         FORTUNE, a national business publication that periodically rates the performance of a variety of mutual funds.

         IBC/DONOGHUES' MONEY FUND REPORT, a weekly publication of the Donoghue Organization, Inc. of Holliston, Massachusetts, reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically "Donoghue's Money Fund Average," and
"Donoghue's Government Money Fund Average."

         IBBOTSON ASSOCIATES, INC., a company specializing in investment research and data.

         INVESTMENT COMPANY DATA, INC., an independent organization which provides performance ranking information for broad classes of mutual funds.

         INVESTOR'S DAILY, a daily newspaper that features financial, economic, and business news.

         LIPPER ANALYTICAL SERVICES, INC.'S MUTUAL FUND PERFORMANCE ANALYSIS, a weekly publication of industry-wide mutual fund averages by type of fund.

         MONEY, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

         MUTUAL FUND VALUES, a bi-weekly Morningstar, Inc. publication that provides ratings of mutual funds based on fund performance, risk and portfolio characteristics.

         THE NEW YORK TIMES, a nationally distributed newspaper which regularly covers financial news.

         PERSONAL INVESTING NEWS, a monthly news publication that often reports on investment opportunities and market conditions.

         PERSONAL INVESTOR, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

         SUCCESS, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

         USA TODAY, a nationally distributed newspaper.

         U.S. NEWS AND WORLD REPORT, a national business weekly that periodically reports mutual fund performance data.

         WALL STREET JOURNAL, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

         WIESENBERGER INVESTMENT COMPANIES SERVICES, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' background, management policies, salient features, management results, income and dividend records, and price ranges.

         WORKING WOMAN, a monthly publication that features a "Financial Workshop" section reporting on the mutual fund/financial industry.

         When comparing yield, total return and investment risk of shares of a Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Funds. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while a Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. Money market mutual funds may seek to offer a fixed price per share.

         The performance of the Funds is not fixed or guaranteed. Performance quotations should not be considered to be representative of performance of a Fund for any period in the future. The performance of a Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions, purchases and sales of underlying funds, sales and redemptions of shares of beneficial interest, and changes in operating expenses are all examples of items that can increase or decrease a Fund's performance.

                        XIII. DESCRIPTION OF THE TRUST

         The Trust is an open-end non-diversified series management investment company established as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to a Declaration of Trust dated September 7, 1994.

         The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest in an unlimited number of series (each, a "Series"), each share without par value. Currently, the Trust consists of three Series. Each share in a particular Series represents an equal proportionate interest in that Series with each other share of that Series and is entitled to such dividends and distributions as are declared by the Trustees of the Trust. Upon any liquidation of a Series, shareholders of that Series are entitled to share pro rata in the net assets of that Series available for distribution. Shareholders in one of the Series have no interest in, or rights upon liquidation of, any of the other Series.

         The Trust will normally not hold annual meetings of shareholders to elect Trustees. If less than a majority of the Trustees of the Trust holding office have been elected by shareholders, a meeting of shareholders of the Trust will be called to elect Trustees. Under the Declaration of Trust of the Trust and the Investment Company Act of 1940, the record holders of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee by votes cast in person or by proxy at a meeting called for the purpose or by a written declaration filed with the Trust's custodian bank. Except as described above, the Trustees will continue to hold office and may appoint successor Trustees.

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Funds or the Trustees. The Declaration of Trust of the Trust provides for indemnification out of the Trust's property for all loss and expense of any shareholder held personally liable for obligations of the Trust and its Funds. Accordingly, the risk of a shareholder of the Trust incurring a financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The likelihood of such circumstances is remote.

                          XIV. ADDITIONAL INFORMATION

                  The Prospectus and this Statement of Additional Information do not contain all of the information included in the Trust's Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the securities offered hereby. Certain portions of the Registration Statement have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. Such Registration Statement, including the exhibits filed therewith, may be examined at the offices of the Securities and Exchange Commission in Washington, D.C.

         Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any agreement or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such agreement or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                    PART C

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(A)  FINANCIAL STATEMENTS:


INCLUDED IN PART A:

Financial Highlights for the Periods Ended December 31, 1996 and 1995*

INCLUDED IN PART B:

Portfolio of Investments, December 31, 1996*

Statement of Assets and Liabilities as of December 31, 1996*

Statement of Operations for the Period Ended December 31, 1996*

Statement of Changes in Net Assets for the Periods Ended December 31, 1996 and 1995*

Financial Highlights for the Periods Ended December 31, 1996 and 1995*

Notes to Financial Statements, December 31, 1996*

-------------------------------------------

* To be supplied by amendment.


INCLUDED IN PART C:

The required Schedules are omitted because the required information is included in the financial statements included in Part A or Part B, or because the conditions requiring their filing do not exist.

(B)EXHIBITS

Exhibit
NUMBER              DESCRIPTION OF EXHIBIT

 *(1)                      Declaration of Trust of the Registrant

 *(2)                      Bylaws of the Registrant

  (3)                      Inapplicable

 *(4)                      Form of Share Certificate of Registrant

 *(5)                      Investment Advisory Agreement
                           between Registrant and Markman Capital
                           Management, Inc. ("Markman Capital")

  (6) Form of Underwriting Agreement between Registrant and Markman Securities, Inc.


  (7)                      Inapplicable

 *(8)(a)                   Custodian Agreement among Registrant,
                           Markman Capital and The Fifth Third Bank

 *(9)(a) Administration, Accounting and Transfer Agency Agreement among Registrant, Markman Capital and MGF Service Corp.


  *(9)(b)                  Consent to Use of Name

 *(10)                     Opinion and Consent of Counsel

  (11)                     Consent of Independent Public Accountants

  (12)                     Inapplicable

 *(13) Subscription Agreement between Registrant and Markman Capital

 *(14)                     Individual Retirement Account Plan

  (15)                     Inapplicable

  (16)                     Inapplicable


**(17)(a)                  Financial Data Schedule - Markman Conservative
                           Growth Fund

**(17)(b)                  Financial Data Schedule - Markman Moderate
                           Growth Fund

**(17)(c)                  Financial Data Schedule - Markman Aggressive
                           Growth Fund


  (18)                     Inapplicable

--------------------


* Incorporated herein by reference to this Registration Statement as originally filed with the Securities and Exchange Commission or as subsequently amended.


**       To be supplied by amendment.

ITEM 25.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
           REGISTRANT

The Registrant is not directly or indirectly controlled by or under common control with any person other than the Trustees. The Registrant does not have any subsidiaries.

ITEM 26.   NUMBER OF HOLDERS OF SECURITIES


Set forth below are the number of record holders, as of December 1, 1996, of the shares of beneficial interest of the Registrant:

                                               Number of Record
    TITLE OF CLASS                                 HOLDERS

   Shares of Beneficial Interest                      454
   no par value, Conservative Growth Fund

   Shares of Beneficial Interest                      874
   no par value, Moderate Growth Fund

   Shares of Beneficial Interest                      1,060
   no par value, Aggressive Growth Fund


ITEM 27.  INDEMNIFICATION

Under the Registrant's Declaration of Trust and Bylaws, any past or present Trustee or Officer of the Registrant is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him or her in connection with any action, suit or proceeding to which he or she may be a party or is otherwise involved by reason of his or her being or having been a Trustee or Officer of the Registrant. The Declaration of Trust and Bylaws of the Registrant do not authorize indemnification where it is determined, in the manner specified in the Declaration of Trust and the Bylaws of the Registrant, that such Trustee or Officer has not acted in good faith in the reasonable belief that his or her actions were in the best interest of the Registrant. Moreover, the Declaration of Trust and Bylaws of the Registrant do not authorize indemnification where such Trustee or Officer is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


The Advisory Agreement with Markman Capital Management, Inc. (the "Adviser") provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence of the Adviser in the performance of its duties or from the reckless disregard by the Adviser of its obligations under the Agreement.

The Underwriting Agreement with Markman Securities, Inc. (the "Underwriter") provides that the Underwriter, its directors, officers, employees, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of the Underwriter's duties or from the reckless disregard by any of such persons of Underwriter's obligations and duties under the Agreement. Registrant will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.


The Registrant, its Trustees and Officers, its investment adviser, and persons affiliated with them are insured under a policy of insurance maintained by the Registrant and its investment adviser, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such Trustees or officers. The policy expressly excludes coverage for any Trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been adjudicated or may be established or who willfully fails to act prudently.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Markman Capital Management, Inc. (the "Adviser"), is a registered investment adviser providing investment advice to individuals, employee benefit plans, charitable and other nonprofit organizations, and corporations.

Set forth below is a list of the Officers and Directors of the Adviser together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years.

                               POSITION WITH
NAME                           THE ADVISER              OTHER BUSINESSES, ETC.

Robert J. Markman              Chairman of the              None
                               Board, President,
                               Treasurer and
                               Secretary

Judith E. Fansler              Chief Operations             None
                               Officer

Jeffrey Caulfield              Chief Compliance             None
                               Officer

Richard W. London              Chief Financial              None
                               Officer

ITEM 29.  PRINCIPAL UNDERWRITERS


(a)        None

(b)                                 POSITION WITH           POSITION WITH
           NAME                     UNDERWRITER             REGISTRANT

           Jeffrey W. Caulfield     President, Secretary    Assistant Secretary
                                    and Director

           Richard W. London        Vice President,         Trustee
                                    Treasurer and Director

(c)        None


ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

           The Registrant maintains the records required by Section 31(a) of the Investment Company Act of 1940, as amended and Rules 31a-1 to 31a-3 inclusive thereunder at its Cincinnati office located at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. Certain records, including records relating to the Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main offices of the Registrant's transfer agent, dividend disbursing agent and custodian located, as to the custodian, at 38 Fountain Square Plaza, Cincinnati, Ohio 45202, and, as to the transfer and dividend disbursing agent functions, at 312 Walnut Street, Cincinnati, Ohio 45202.

ITEM 31.  MANAGEMENT SERVICES

           Inapplicable.

ITEM 32.  UNDERTAKINGS

           (a)      Inapplicable

           (b)      Inapplicable

           (c) The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered a copy of the Registrant's annual report (when available) to shareholders upon request and without charge.

           (d) The Registrant hereby undertakes that, if requested to do so by holders of at least 10% of the Trust's outstanding shares, it will call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees and will assist in communications between shareholders for such purpose as provided in
                    Section 16(c) of the Investment Company Act of 1940, as amended.

                                    NOTICE

The names "Markman MultiFund Trust," "Markman Aggressive Growth Fund," "Markman Moderate Growth Fund" and "Markman Conservative Growth Fund" are the designations of the Trustees under the Declaration of Trust of the Trust dated September 7, 1994, as amended from time to time. The Declaration of Trust has been filed with the Secretary of State of The Commonwealth of Massachusetts and the Clerk of the City of Boston, Massachusetts. The obligations of the Registrant are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Registrant, but only the Registrant's property shall be bound.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, Markman MultiFund Trust, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of Edina and the State of Minnesota on this 12th of December, 1996.

                                                  MARKMAN MULTIFUND TRUST

                                                     /s/ Robert J. Markman
                                                By:
                                                    --------------------------
                                                     Robert J. Markman,
                                                     Chairman of the Board and
                                                     President

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

         SIGNATURE                  TITLE                     DATE

/S/ ROBERT J. MARKMAN           Chairman of the        December 12, 1996
Robert J. Markman               Board of Trustees
                                and President
                                (Principal execu-
                                tive officer)

/S/ MARK J. SEGER               Treasurer (Principal   December 12, 1996
Mark J. Seger                   financial and
                                accounting officer)

          *                     Trustee
Richard Edwin Dana

          *                     Trustee
Peter Dross

          *                     Trustee
Judith E. Fansler

          *                     Trustee
Susan Gale

          *                     Trustee
Susan M. Hawkes

          *                     Trustee
Richard W. London

          *                      Trustee
Melinda S. Machones

          *                      Trustee
Emilee Markman

          *                      Trustee
Michael J. Monahan

/S/ DAVID M. LEAHY                                           December 12, 1996
-------------------------
David M. Leahy
Attorney-in-Fact*